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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

CROSSTEX ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CROSSTEX ENERGY, INC.
2501 Cedar Springs Rd.
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 9, 2013

To the Stockholders of Crosstex Energy, Inc.:

        The annual meeting of stockholders of Crosstex Energy, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 9, 2013, at 11:30 a.m., local time, at the Company's offices located at 2501 Cedar Springs Rd., Dallas, Texas 75201 for the following purposes:

          1.     To consider and vote upon the election of three Class III directors as members of the Board of Directors to serve until the Company's 2016 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

          2.     To consider and vote upon a proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013;

          3.     To consider and vote upon a proposal to approve an advisory resolution regarding the Company's executive compensation;

          4.     To consider and vote upon a proposal to approve the amended and restated Crosstex Energy, Inc. 2009 Long-Term Incentive Plan (including an increase in the number of shares of common stock available for issuance thereunder);

          5.     To consider and vote upon a stockholder proposal to amend the Company's employment policy to explicitly prohibit discrimination based on sexual orientation and gender identity or expression; and

          6.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Your Board of Directors recommends that you vote "FOR" the Board of Director's nominees for directors; "FOR" the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm; "FOR" the approval of the advisory resolution on executive compensation; "FOR" the approval of the amended and restated Crosstex Energy, Inc. 2009 Long-Term Incentive Plan; and "AGAINST" the stockholder proposal to amend the Company's employment policy to explicitly prohibit discrimination based on sexual orientation and gender identity or expression.

        The Board of Directors has fixed the close of business on March 21, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. Only holders of record of shares of Common Stock of the Company at the close of business on the record date are entitled to notice of and to vote at the meeting. A record of the Company's activities during 2012 and financial statements for the fiscal year ended December 31, 2012 are contained in the Company's 2012 Annual Report on Form 10-K.

        Your vote is important. All stockholders are cordially invited to attend the meeting. We urge you, whether or not you plan to attend the meeting, to submit your proxy by voting over the Internet or, if you received a paper copy of a proxy or voting instruction card by mail, by completing, signing, dating and mailing the proxy or voting instruction card in the postage-paid envelope provided. If a stockholder who has submitted a proxy attends the meeting in person, such stockholder may revoke the proxy and vote in person on all matters submitted at the meeting.

By Order of the Board of Directors

Barry E. Davis President and Chief Executive Officer

March 28, 2013

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on May 9, 2013:
The Notice of Meeting, this Proxy Statement, the accompanying Proxy Card and our
Annual Report to Stockholders are available at:
http://investor.crosstexenergyinc.com/phoenix.zhtml?c=148525&p=proxy

CROSSTEX ENERGY, INC.
2501 Cedar Springs Rd.
Dallas, Texas 75201

PROXY STATEMENT

For Annual Meeting of Stockholders
To Be Held on May 9, 2013

GENERAL

        These proxy materials (including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the "2012 Annual Report")) have been made available on the Internet or delivered in paper copy to stockholders of Crosstex Energy, Inc. (the "Company") in connection with the solicitation by our board of directors (the "Board") of proxies for use at the annual meeting of stockholders to be held at the time and place and for the purposes set forth in the accompanying notice. The approximate date this proxy statement is first furnished to stockholders is March 28, 2013. If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the annual meeting.

Proxies and Voting Instructions

        We are mailing to our stockholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and may request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a notice about the Internet availability of the proxy materials. All stockholders who do not receive the notice will receive a paper copy of the proxy materials by mail.

        If you hold shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company in your name, you can submit your proxy in the following manners:

  •
  By Internet—Stockholders who received a notice about the Internet availability of the proxy materials may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

  •
  By Mail—Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying postage paid envelope. Proxy cards must be received by us before voting begins at the annual meeting.

        If you hold shares of Common Stock through someone else, such as a bank, broker or other nominee, you may get material from them asking you how you want to vote your shares.

        You may revoke your proxy at any time prior to its exercise by:

  •
  Giving written notice of the revocation to our corporate secretary;

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  Appearing and voting in person at the annual meeting;

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  Properly voting again by Internet at a subsequent time; or

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  Properly submitting a later-dated proxy by delivering a later-dated proxy card to our corporate secretary.

        If you attend the annual meeting in person without voting, this will not automatically revoke your proxy. If you revoke your proxy during the meeting, this will not affect any vote previously taken. If you hold shares of Common Stock through someone else, such as a bank, broker or other nominee, and you desire to revoke your proxy, you should follow the instructions provided by your nominee.

Voting Procedures and Tabulation

        We will appoint one or more inspectors of election to act at the annual meeting and to make a written report thereof. Prior to the annual meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

        Abstentions and broker non-votes (i.e., proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on the proposal) are counted as present in determining whether the quorum requirement for the annual meeting is satisfied. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters. Brokers and nominees do not have discretionary authority to vote with respect to the election of directors, the amended and restated Crosstex Energy, Inc. 2009 Long-Term Incentive Plan and compensation-related matters. Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter abstained from.

        To be elected, nominees for director must receive a plurality of the votes cast. This means that the director nominees with the most votes are elected, regardless of whether any nominee received a majority of votes cast. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes and other limited proxies will have no effect on the outcome of the election of directors.

        Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2013 fiscal year requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to be voted at a meeting. With regard to such proposal, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal.

        Approval of the advisory resolution on executive compensation requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to be voted on the proposal. With regard to such proposal, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal.

        Approval of the amended and restated Crosstex Energy, Inc. 2009 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to be voted on the proposal. With regard to such proposal, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal.

        Approval of the proposal to amend the Company's employment policy to explicitly prohibit discrimination based on sexual orientation and gender identity or expression requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to be voted on the proposal. With regard to such proposal, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal.

VOTING SECURITIES

        Our only outstanding voting securities are our shares of Common Stock. Only holders of record of shares of Common Stock at the close of business on March 21, 2013, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. On the record date for the annual meeting, there were 47,599,511 shares of Common Stock outstanding and entitled to be voted at the annual meeting. A majority of such shares, present in person or represented by proxy, is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote.

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Restated Certificate of Incorporation provides for three classes of directors, with one class of directors being elected each year to serve a three-year term. There are three directors comprising the class whose term expires at the 2013 annual meeting: Bryan H. Lawrence, Cecil E. Martin, Jr. and James C. Crain.

        The Governance Committee of our Board has recommended, and our Board has nominated, Mr. Lawrence, Mr. Martin and Mr. Crain for re-election as directors of the Company to serve three-year terms expiring in 2016.

        The directors nominated for election this year will be elected by a plurality of the shares of Common Stock present in person or represented by proxy at the annual meeting and entitled to vote. All duly submitted and unrevoked proxies will be voted for the nominees selected by our Board, except where authorization to so vote is withheld. Proxies may not be voted for a greater number of persons than the nominees named in this proxy statement. Our Board unanimously recommends that the stockholders vote "FOR" the election of its nominees for director.

        Information with respect to the directors nominated for election this year, and the directors whose terms do not expire at the 2013 annual meeting, is presented below.

 NOMINEES FOR DIRECTORS

Bryan H. Lawrence, age 70, director since 2000.	Mr. Lawrence joined our predecessor as a director in May 2000 and served as Chairman of the Board until May 2008. He currently serves as Lead Director of our Board. Mr. Lawrence is a founder and senior manager of Yorktown Partners LLC, the manager of the Yorktown group of investment partnerships, which make investments in companies engaged in the energy industry. The Yorktown partnerships were formerly affiliated with the investment firm of Dillon, Read & Co. Inc., where Mr. Lawrence had been employed since 1966, serving as a Managing Director until the merger of Dillon Read with SBC Warburg in September 1997. Mr. Lawrence also serves as a director of Hallador Petroleum Company (OTC BB: HPCO.OB), Star Gas Partners L.P. (NYSE: SGU), Winstar Resources Ltd. (a Canadian public company), Approach Resources, Inc. (NASDAQ: AREX) and certain non-public companies in the energy industry in which Yorktown partnerships hold equity interests. Mr. Lawrence is a graduate of Hamilton College and also has an M.B.A. from Columbia University. Mr. Lawrence has also served as a director of Crosstex Energy GP, LLC since December 2002. Mr. Lawrence's financial and investment experience, and experience in the energy industry, among other factors, led the Board to conclude that he should serve as a director.
Cecil E. Martin Jr., age 71, director since 2006.
Mr. Martin joined Crosstex Energy, Inc. as a director in January 2006. He currently serves as a member of the Audit Committee and Compensation Committee of our Board. He has been an independent residential and commercial real estate investor since 1991. From 1973 to 1991 he served as chairman of the public accounting firm Martin, Dolan and Holton in Richmond, Virginia. He began his career as an auditor at Ernst and Ernst. He holds a B.B.A. degree from Old Dominion University and is a Certified Public Accountant. Mr. Martin also serves on the board as lead director and as chairman of the audit committee for Comstock Resources, Inc. (NYSE: CRK), an independent energy company engaged in oil and gas acquisitions, exploration and development. Mr. Martin served on the board and as chairman of the audit committee for Bois d'Arc Energy, Inc. (NYSE: BDE) until its merger into Stone Energy Corporation (NYSE: SGY) in 2008. Mr. Martin also serves on the board as chairman of the audit committee of Garrison Capital, LLC, a private company that is a middle market credit and asset based investor. Mr. Martin also has served as a director of Crosstex Energy GP, LLC since January 2006. Mr. Martin's accounting and financial experience, experience on audit committees of other public companies, and related industry experience, among other factors, led the Board to conclude that he should serve as a director.

James C. Crain, age 64, director since 2006.	Mr. Crain joined Crosstex Energy, Inc. as a director in July 2006. He currently serves as a member of the Audit Committee and Finance Committee of our Board and as chairman of the Governance Committee of our Board. Since 1989, Mr. Crain has served as president of Marsh Operating Company, where he has worked since 1984, an investment management company focusing on energy investing, and since 1997 as general partner of Valmora Partners, L.P., a private investment partnership. Prior to Marsh, he served as a partner in the law firm of Jenkens & Gilchrist. Mr. Crain also serves on the boards of GeoMet, Inc. (NASDAQ: GMET), and Approach Resources, Inc. (NASDAQ: AREX). Mr. Crain served as a director of Crusader Energy Group, Inc. (AMEX: KRU) until December 2009. Mr. Crain also served as a director of Crosstex Energy GP, LLC from December 2005 to August 2008. He graduated from the University of Texas at Austin with a B.B.A. degree, a master of professional accounting and a doctor of jurisprudence. Mr. Crain's legal background and his experience in the oil and natural gas industry, among other factors, led the Board to conclude that he should serve as a director.
CLASS WHOSE TERM EXPIRES IN 2014
Barry E. Davis, age 51, director since 1996.
As President, Chief Executive Officer and Chairman of the Board, Mr. Davis led the management buyout of the midstream assets of Comstock Natural Gas, Inc. in December 1996, which transaction resulted in the formation of our predecessor. Mr. Davis has served as director since our initial public offering in January 2004. Mr. Davis was President and Chief Operating Officer of Comstock Natural Gas and founder of Ventana Natural Gas, a gas marketing and pipeline company that was purchased by Comstock Natural Gas. Mr. Davis started Ventana Natural Gas in June 1992. Prior to starting Ventana, he was Vice President of Marketing and Project Development for Endevco, Inc. Before joining Endevco, Mr. Davis was employed by Enserch Exploration in the marketing group. Mr. Davis holds a B.B.A. in Finance from Texas Christian University. Mr. Davis also serves as President, Chief Executive Officer and as a director of Crosstex Energy GP, LLC. Mr. Davis' leadership skills and experience in the midstream natural gas industry, among other factors, led the Board to conclude that he should serve as a director.

Robert F. Murchison, age 59, director since 2004.	Mr. Murchison joined us as a director upon the completion of our initial public offering in January 2004. He currently serves as chairman of the Compensation Committee of our Board and as a member of the Finance Committee and the Governance Committee of our Board. Mr. Murchison has been the President of the general partner of Murchison Capital Partners, L.P., a private equity investment partnership, since 1992. Prior to founding Murchison Capital Partners, L.P., Mr. Murchison held various positions with Romacorp, Inc., the franchisor and operator of Tony Roma's restaurants, including Chief Executive Officer from 1984 to 1986 and Chairman of the Board of Directors from 1984 to 1993. He served as a director of Cenergy Corporation, an oil and gas exploration and production company, from 1984 to 1987, Conquest Exploration Company from 1987 to 1991 and has served as a director of TNW Corporation, a short line railroad holding company, since 1981, and Tecon Corporation, a holding company with holdings in real estate development and the fund of funds management business, since 1978. Mr. Murchison also served as a director of Crosstex Energy GP, LLC from December 2002 to May 2008. Mr. Murchison holds a bachelor's degree in history from Yale University. Mr. Murchison's investment experience and leadership skills, among other factors, led the Board to conclude that he should serve as a director.
CLASS WHOSE TERM EXPIRES IN 2015
Leldon E. Echols, age 57, director since 2008.
Mr. Echols joined Crosstex Energy, Inc. as a director in January 2008. He currently serves as chairman of the Audit Committee and the Finance Committee of our Board. Mr. Echols is a private investor. Mr. Echols also currently serves as an independent director of Trinity Industries, Inc. (NYSE: TRN), a leading diversified holding company with a subsidiary group that provides a variety of products and services for the transportation, industrial, construction and energy sectors, and HollyFrontier Corporation (NYSE: HFC), an independent petroleum refiner and marketer. Mr. Echols brings 30 years of financial and business experience to the Company. After 22 years with the accounting firm Arthur Andersen LLP, which included serving as managing partner of the firm's audit and business advisory practice in North Texas, Colorado and Oklahoma, Mr. Echols spent six years with Centex Corporation as executive vice president and chief financial officer. He retired from Centex Corporation in June 2006. Mr. Echols is also a member of the board of directors of Roofing Supply Group Holdings, Inc., a private company. He also served on the board of TXU Corp. (NYSE: TXU) where he chaired the Audit Committee and was a member of the Strategic Transactions Committee until the completion of the private equity buyout of TXU in October 2007. Mr. Echols earned a Bachelor of Science degree in accounting from Arkansas State University. He is a member of the American Institute of Certified Public Accountants and the Texas Society of CPAs. Mr. Echols has also served as a director of Crosstex Energy GP, LLC since January 2008. Mr. Echols' accounting and financial experience and service as the Chief Financial Officer for a public company, among other factors, led the Board to conclude that he should serve as a director.

 ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

"Independent" Directors

        Messrs. Crain, Echols, Lawrence, Martin and Murchison qualify as "independent" in accordance with the published listing requirements of The NASDAQ Global Select Market ("NASDAQ"). The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the NASDAQ rules, our Board has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        In addition, the members of the Audit Committee of our Board each qualify as "independent" under special standards established by the Securities and Exchange Commission ("SEC") for members of audit committees, and the Audit Committee includes at least one member who is determined by our Board to meet the qualifications of an "audit committee financial expert" in accordance with SEC rules, including that the person meets the relevant definition of an "independent" director. Messrs. Echols and Martin are both independent directors who have been determined to be audit committee financial experts. Stockholders should understand that this designation is a disclosure requirement of the SEC related to their experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on such directors any duties, obligations or liabilities that are greater than are generally imposed on them as members of the Audit Committee and the Board, and the designation of a director as audit committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

Board Committees

        Our Board has, and appoints the members of, standing Audit, Compensation, Finance and Governance Committees. Each member of the Audit, Compensation, Finance and Governance Committees is an independent director in accordance with NASDAQ standards described above. Each of the Board committees has a written charter approved by the Board. Copies of such charters and our Code of Business Conduct and Ethics are available to any person, free of charge, on our website at www.crosstexenergy.com.

        The Audit Committee of our Board is currently comprised of Messrs. Echols (chair), Crain and Martin. The Audit Committee assists our Board in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, retention, compensation and oversight of the work of our independent auditors. The Audit Committee held 5 meetings in 2012.

        The Compensation Committee of our Board is currently comprised of Messrs. Murchison (chair) and Martin. The Compensation Committee oversees compensation decisions for our officers as well as the compensation plans described herein. The Compensation Committee held 4 meetings in 2012.

        The Finance Committee of our Board is currently comprised of Messrs. Echols (chair), Crain and Murchison. The Finance Committee assists our Board in discharging its duties in connection with financial planning and significant financial transactions, and is directly responsible for reviewing and evaluating dividend policy, transactions that involve issuance of equity or debt securities, oversight of credit facilities, and review of material transactions. The Finance Committee held 5 meetings in 2012.

        The Governance Committee is comprised of Messrs. Crain (chair) and Murchison and, until his resignation from the Board in October 2012, Sheldon Lubar. The Governance Committee reviews matters involving governance, including assessing the effectiveness of current policies, monitoring industry developments, developing director selection criteria, recommending director nominees, recommending committee structures within the Board, managing the assessment process of the Board and individual directors, annually reviewing and recommending the compensation of directors and performing other duties as delegated from time to time. The Governance Committee held 3 meetings in 2012.

        Our Governance Committee identifies and recommends qualified candidates to serve as nominees for director. When identifying director nominees, the Governance Committee may consider, among other factors, the person's reputation, integrity and independence from us; skills and business, government or other professional acumen, bearing in mind the composition of our Board and the current state of our company and the industry generally; the number of other public companies for which the person serves as director; the diversity of the Board members' backgrounds and professional experience; and the availability of the person's time and commitment to us. The same criteria will be evaluated with respect to candidates recommended by stockholders. In the case of current directors being considered for re-election, the Governance Committee will also take into account the director's tenure as a member of our Board, the director's history of attendance at meetings of the Board and committees thereof and the director's preparation for and participation in such meetings.

        The Governance Committee also considers nominees recommended by stockholders as candidates for election to our Board. A stockholder wishing to nominate a candidate for election to the Board at the annual meeting of stockholders is required to give written notice to our Corporate Secretary of his or her intention to make a nomination. The notice of nomination must be delivered to or mailed and received at our principal executive offices not less than 120 calendar days prior to the one year anniversary of the date of our proxy statement issued in connection with the prior year's annual meeting. Pursuant to our bylaws, the notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination, including information sufficient to allow the independent directors to determine if the candidate meets the criteria for Board membership. We may require that the proposed nominee furnish additional information in order to determine that person's eligibility to serve as a director. A nomination that does not comply with the above procedure will be disregarded.

        Following identification of the need to replace a director, add a director or re-elect a director to our Board, and considering the above criteria and any stockholder recommendations, the Governance Committee will recommend to our Board one or more nominees, as appropriate, for consideration by the full Board. Following such consideration, our Board will submit its recommended nominees to the stockholders for election.

Board Meetings and Attendance

        Our Board met 20 times in 2012. All incumbent directors attended in excess of 75% of the total number of meetings of our Board and committees of our Board on which they served. Our Board does not currently have a policy with regard to attendance of Board members at the annual meeting of stockholders and one member of our Board attended our annual meeting of stockholders in 2012.

Stockholder Communications with Directors

        Our Board has approved the following process for our stockholders and other security holders to send communications to our Board. To contact all directors on our Board, all directors on a Board committee, an individual director or the non-management directors of our Board as a group, a stockholder can send written communications to our Board by mail addressed to:

  Board of Directors
  Crosstex Energy, Inc.
  2501 Cedar Springs Rd.
  Dallas, Texas 75201

  Or by electronic mail to:

  Board.member@crosstexenergy.com

        Communications addressed to our Board will be received by our Corporate Secretary's office. Our Corporate Secretary will:

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  refer substantiated allegations of improper accounting, internal controls or auditing matters affecting us to the Chairman of our Audit Committee;

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  refer substantiated allegations of other improper conduct affecting us to the Chairman of the Board;

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  advise the Board at its regularly scheduled meetings of significant stockholder communications; and

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  refer questions concerning our products, services and human resources issues to the appropriate department in our company for a response.

        Individuals may communicate with non-management directors by sending written communications to the address listed above to the attention of the Lead Director of the Board, who is a non-management director.

Board Leadership Structure and Risk Oversight

        The Board has no policy that requires that the positions of the Chairman of the Board (the "Chairman") and the Chief Executive Officer be separate or that they be held by the same individual. The Board believes that this determination should be based on circumstances existing from time to time, including the composition, skills, and experience of the Board and its members, specific challenges faced by the Company or the industry in which it operates, and governance efficiency. Based on these factors, the Board has elected Barry E. Davis to serve as our Chairman and Chief Executive Officer, and elected Bryan H. Lawrence to serve as Lead Director. The Board believes this is the most appropriate structure for the Company at this time because it makes the best use of Mr. Lawrence's skills and experience, while enhancing Mr. Davis' ability to lead decisively and communicate the Company's message and strategy clearly and consistently to its shareholders, employees, and customers.

        The Board has adopted the following principles regarding the duties of the Chairman and the Lead Director:

Chairman:

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  developing agendas in consultation with management, the Lead Director, and other directors, and presiding over Board meetings;

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  taking the lead in developing short- and long-term goals for management in consultation with the entire Board and evaluating progress in meeting expectations;

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  conducting shareholders' meetings; and

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  taking the lead in ensuring Board compliance with corporate governance policies and in setting the tone for ethical business conduct.

Lead Director:

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  serving as a liaison (at the request of any Board member or the Chairman) between the independent directors and management on sensitive issues;

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  providing input to and assisting the Chairman in his duties;

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  coordinating with the Chairman regarding information to be provided to the independent directors in performing their duties;

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  chairing the executive sessions of directors;

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  coordinating with the Governance Committee on director, committee and committee chair appointments; and

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  serving as a sounding board to the Chairman regarding matters that are appropriate or ripe for Board review or Board action, and materials provided for Board discussions.

        The Board is responsible for risk oversight. Management has implemented internal processes to identify and evaluate the risks inherent in the Company's business and to assess the mitigation of those risks. The Audit Committee has reviewed the risk assessments with management and provided reports to the Board regarding the internal risk assessment processes, the risks identified, and the mitigation strategies planned or in place to address the risks in the business. The Board and the Audit Committee each provide insight into the issues, based on the experience of their members, and provide constructive challenges to management's assumptions and assertions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationship with Crosstex Energy, L.P.

        General.    We own (directly and indirectly) 16,414,830 common units, representing an approximate 17.5% limited partnership interest, in Crosstex Energy, L.P. (the "Partnership"), the general partner interest in the Partnership and the incentive distribution rights in the Partnership. Our ability, as owner of the Partnership's general partner, to manage and operate the Partnership and our ownership of an approximate 17.5% limited partner interest effectively gives us the ability to veto some of the Partnership's actions and to control its management. We pay the Partnership a fee for administrative and compensation costs incurred by the Partnership on our behalf. During 2012, this fee was approximately $0.07 million per month.

        Omnibus Agreement.    Concurrent with the closing of the Partnership's initial public offering, we entered into an agreement with it, Crosstex Energy GP, LLC and the Partnership's former general partner that governs potential competition among us and the other parties to the agreement (the "omnibus agreement"). We agreed, for so long as the Partnership's general partner or any of our affiliates is a general partner of the Partnership, not to engage in the business of gathering, transmitting, treating, processing, storing and marketing of natural gas and the transportation, fractionation, storing and marketing of natural gas liquids unless we first offer the Partnership the opportunity to engage in this activity or acquire this business, and the board of directors of Crosstex Energy GP, LLC, with the concurrence of its conflicts committee, elects to cause it not to pursue such opportunity or acquisition. In addition, we have the ability to purchase a business that has a competing natural gas gathering, transmitting, treating, processing and producer services business if the competing business does not represent the majority in value of the business to be acquired and we offer the Partnership the opportunity to purchase the competing operations following the acquisition. The noncompetition restrictions in the omnibus agreement do not apply to the assets retained and business conducted by us at the closing of the Partnership's initial public offering. Except as provided above, we and our controlled affiliates are not prohibited from engaging in activities that compete directly with the Partnership.

Related Party Transactions

        Reimbursement of Costs to the Partnership.    We paid the Partnership $0.7 million, $0.8 million and $0.8 million during the years ended December 31, 2012, 2011 and 2010, respectively, to cover our portion of the administrative and compensation costs for officers and employees that perform services for us. The reimbursement to the Partnership to cover the portion of administrative and compensation costs for officers and employees is evaluated on an annual basis. Officers and employees that perform services for us provide an estimate of the portion of their time devoted to such services. A portion of their annual compensation (including bonuses, payroll taxes and other benefit costs) is allocated to us for reimbursement based on these time estimates. In addition, an administrative burden is added to such costs to reimburse the Partnership for additional support costs, including, but not limited to, consideration for rent, office support and information service support.

        Approval and Review of Related Party Transactions.    If we contemplate entering into a transaction, other than a routine or in the ordinary course of business transaction, in which a related person will have a direct or indirect material interest, the proposed transaction is submitted for consideration to our Board or our senior management, as appropriate.

Renunciation of Opportunities

        Restated Charter.    In our restated charter and in accordance with Delaware law, we have renounced any interest or expectancy we may have in, or in being offered an opportunity to participate in, any business opportunities, including any opportunities within those classes of opportunity currently pursued by the Partnership, presented:

  •
  to persons who are officers or directors of us or who, on October 1, 2003, were, and at the time of presentation are, stockholders of us (or to persons who are affiliates or associates of such officers, directors or stockholders), if we are prohibited from participating in such opportunities by the omnibus agreement; or

  •
  to two former affiliated stockholders, Yorktown Energy Partners IV, L.P. and Yorktown Energy Partners V, L.P., or any other investment fund sponsored or managed by Yorktown Partners, LLC, including any fund still to be formed, or to any of our directors who is an affiliate or designate of these entities, so long as such entity was a stockholder of us at the time of presentation of the opportunity.

        As a result of this renunciation, these officers, directors and stockholders should not be deemed to be breaching any fiduciary duty to us if they or their affiliates or associates pursue opportunities presented as described above.

        Corporate Opportunity Policy.    In 2012, a disinterested committee of the Board and the Board adopted a Corporate Opportunity Policy to outline the treatment of certain corporate opportunities. In short, such Corporate Opportunity Policy provides that, to the fullest extent permitted by Delaware and other applicable law:

  •
  subject to certain exceptions, we renounce any interest or expectancy in, or in being offered the opportunity to participate in, any potential transaction, matter or opportunity of which a member of the Board who is not a member of our management or an affiliate or a designate of Yorktown Partners, LLC or its affiliates (an "Unaffiliated Director") becomes aware unless such potential transaction, matter or opportunity is a Restricted Opportunity as defined below (an "Unaffiliated Director Opportunity");

  •
  we waive any obligation on the part of the Unaffiliated Directors to communicate, offer or present to us any Unaffiliated Director Opportunity; and

  •
  the Unaffiliated Directors shall have no obligation to refrain from pursuing or acquiring an Unaffiliated Director Opportunity, directing such opportunity to another entity or person or declining to communicate information regarding such opportunity to us, and the Unaffiliated Directors shall not be liable to us or our stockholders by reason of any such action or inaction.

        A "Restricted Opportunity" means an opportunity (1) that is expressly presented to an Unaffiliated Director solely by virtue of the fact that such director is a member of the Board and (2) that the Unaffiliated Director reasonably believes that we possess, or would reasonably be expected to be able to possess, the resources and the potential desire to exploit.

Crosstex Energy, L.P.'s General Partner

        The Partnership's general partner does not receive any management fee or other compensation in connection with its management of the Partnership's business, but it is reimbursed for all direct and indirect expenses incurred on its behalf. These expenses include the costs of employee, officer and director compensation and benefits properly allocable to the Partnership, and all other expenses necessary or appropriate to the conduct of the business of, and allocable to, the Partnership. The partnership agreement provides that the general partner will determine the expenses that are allocable to the Partnership in any reasonable manner determined by the general partner in its sole discretion.

        The Partnership's general partner owns the general partner interest in the Partnership and all of the incentive distribution rights in the Partnership. The Partnership's general partner is entitled to receive incentive distributions if the amount the Partnership distributes with respect to any quarter exceeds levels specified in the partnership agreement. Under the quarterly incentive distribution provisions, generally the general partner is entitled to 13% of the amounts the Partnership distributes in excess of $0.25 per unit, 23% of the amounts the Partnership distributes in excess of $0.3125 per unit and 48% of amounts the Partnership distributes in excess of $0.375 per unit.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Crosstex Energy, Inc.

        The following table shows the beneficial ownership of Crosstex Energy, Inc. as of February 15, 2013, held by:

  •
  each person who beneficially owns 5% or more of the stock then outstanding;

  •
  all the directors of Crosstex Energy, Inc.;

  •
  each named executive officer of Crosstex Energy, Inc.; and

  •
  all the directors and named executive officers of Crosstex Energy, Inc. as a group.

        Percentages reflected in the table below are based on a total of 47,558,679 shares of common stock outstanding as of February 15, 2013.

Name of Beneficial Owner(1)	Shares of Common Stock	Percent
GSO Crosstex Holdings LLC(2)	7,000,000	14.72%
Chickasaw Capital Management, LLC(3)	3,500,725	7.36%
Vanguard Group, Inc.(3)	2,314,487	4.87%
Barry E. Davis	1,681,123	3.53%
William W. Davis	241,144	*
Joe A. Davis	107,393	*
Stan Golemon	34,650	*
Michael J. Garberding	31,352	*
James C. Crain(4)	46,879	*
Leldon E. Echols	19,690	*
Bryan H. Lawrence	1,720,267	3.62%
Cecil E. Martin	9,690	*
Robert F. Murchison(5)	268,731	*
All directors and named executive officers as group (10 persons)	4,160,919	8.75%

*
Less than 1%.

(1)
The address of each person listed above is 2501 Cedar Springs, Suite 100, Dallas, Texas 75201, except for GSO Crosstex Holdings LLC which is 345 Park Avenue, New York, New York 10154; Chickasaw

  Capital Management, LLC which is 6075 Poplar Ave., Suite 402 Memphis, TN 38119; Vanguard Group, Inc. which is 100 Vanguard Blvd., Malvem, PA 19355; and Mr. Lawrence, which is 410 Park Avenue, New York, New York 10022.

(2)
As reported on Schedule 13D and Form 4 filed with the SEC in joint filings with Blackstone / GSO Capital Solutions Fund LP, Blackstone / GSO Capital Solutions Associates LLC, Bennett J. Goodman, J. Albert Smith III, Douglas I. Ostrover, GSO Holdings I LLC, Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., Stephen A. Schwarzman, GSO Capital Partners LP, GSO Advisor Holdings L.L.C., GSO Special Situation Fund LP, and GSO Special Situations Overseas Master Fund Ltd. Such persons shared voting and dispositive power with respect to the shares.

(3)
As reported on Schedule 13G filed with the SEC.

(4)
1,000 of these shares are held by the James C. Crain Trust.

(5)
169,462 shares are held by Murchison Capital Partners, L.P. Mr. Murchison is the President of the Murchison Management Corp., which serves as the general partner of Murchison Capital Partners, L.P.

Crosstex Energy, L.P.

        The following table shows the beneficial ownership of units of Crosstex Energy, L.P. as of February 15, 2013, held by:

  •
  each person who beneficially owns 5% or more of any class of units then outstanding;

  •
  all the directors of Crosstex Energy GP, LLC;

  •
  each named executive officer of Crosstex Energy GP, LLC; and

  •
  all the directors and named executive officers of Crosstex Energy GP, LLC as a group.

        Percentages reflected in the table are based upon a total of 78,245,974 common units and 15,447,523 Series A Convertible Preferred units as of February 15, 2013.

Name of Beneficial Owner(1)	Common Units Beneficially Owned	Percentage of Common Units Beneficially Owned	Series A Convertible Preferred Units Beneficially Owned	Percentage of Preferred Units Beneficially Owned	Total Units Beneficially Owned	Percentage of Total Units Beneficially Owned
Crosstex Energy, Inc.	16,414,830	20.98%	—	—	16,414,830	17.52%
GSO Crosstex Holdings LLC(2)	1,002,800	1.28%	15,447,523	100.00%	16,450,323	17.56%
Kayne Anderson Capital Advisors, L.P.(3)	8,339,865	10.66%	—	—	8,339,865	8.90%
Barry E. Davis(4)	340,803	*	—	—	340,803	*
William W. Davis(4)	100,423	*	—	—	100,423	*
Joe A. Davis(4)	59,310	*	—	—	59,310	*
Stan Golemon(4)	35,590	*	—	—	35,590	*
Michael J. Garberding(4)	28,460	*	—	—	28,460	*
Rhys J. Best(5)	101,478	*	—	—	101,478	*
Leldon E. Echols(4)	16,957	*	—	—	16,957	*
Bryan H. Lawrence(4)	—	—	—	—	—	—
Cecil E. Martin(4)	25,367	*	—	—	25,367	*
D. Dwight Scott	—	—	—	—	—	—
Kyle D. Vann	70,913	*	—	—	70,913	*
All directors and named executive officers as a group (11 persons)	779,301	1.00%	—	—	779,301	0.83%

*
Less than 1%

(1)
The address of each person listed above is 2501 Cedar Springs, Suite 100, Dallas, Texas 75201, except for GSO Crosstex Holdings LLC, which is 345 Park Avenue, New York, New York 10154; Kayne Anderson Capital Advisors, L.P., which is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067; and Mr. Lawrence, which is 410 Park Avenue, New York, New York 10022.

(2)
As reported on Schedule 13D and Form 4 filed with the SEC in joint filings with Blackstone / GSO Capital Solutions Fund LP, Blackstone / GSO Capital Solutions Associates LLC, Bennett J. Goodman, J. Albert Smith III, Douglas I. Ostrover, GSO Holdings I LLC, Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., Stephen A. Schwarzman, GSO Capital Partners LP, GSO Advisor Holdings L.L.C., GSO Special Situation Fund LP, and GSO Special Situations Overseas Master Fund Ltd. Such persons share voting and dispositive power with respect to the units.

(3)
As reported on Schedule 13G filed with the SEC in a joint filing with Richard A. Kayne. Such persons report shared voting and dispositive power with respect to the units.

(4)
These individuals each hold an ownership interest in Crosstex Energy, Inc. as indicated in the preceding table.

(5)
Of these units, 15,000 are held by the Best Grandchildren's Trust, 30,000 are held by the Anne E. Stone Trust, and 30,000 are held by the Paul Best Trust. The beneficiaries of these trusts are members of Mr. Best's family.

 EXECUTIVE COMPENSATION

        Our named executive officers also serve as executive officers of Crosstex Energy GP, LLC, our wholly owned subsidiary and the general partner of Crosstex Energy, L.P., and the compensation of the named executive officers discussed below reflects total compensation for services to all Crosstex entities. We pay all expenses incurred on our behalf, including the costs of employee, officer and director compensation and benefits, as well as all other expenses necessary or appropriate to the conduct of our business. We currently pay a monthly fee to Crosstex Energy GP, LLC to cover our portion of administrative and compensation costs, including compensation costs relating to the named executive officers.

        Based on the information that we track regarding the amount of time spent by each of our named executive officers on business matters relating to Crosstex Energy, Inc., we estimate that such officers devoted the following percentage of their time to the business of Crosstex Energy, Inc. and to Crosstex Energy, L.P., respectively, for 2012:

Executive Officer or Director	Percentage of Time Devoted to Business of Crosstex Energy, Inc.	Percentage of Time Devoted to Business of Crosstex Energy, L.P.
Barry E. Davis	20%	80%
William W. Davis	—	100%
Joe A. Davis	25%	75%
Michael J. Garberding	25%	75%
Stan Golemon	—	100%

Compensation Committee Report

        Each member of Crosstex Energy, Inc.'s Compensation Committee is an independent director in accordance with NASDAQ standards. The Compensation Committee has reviewed and discussed with management the following section titled "Compensation Discussion and Analysis." Based upon its review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

  Robert F. Murchison (Chairman)
  Cecil E. Martin

Compensation Discussion and Analysis

        The Charter of the Compensation Committee (the "Compensation Committee") of the Board includes the following:

  •
  The Compensation Committee has general oversight responsibility for the Company's compensation plans, policies and programs. This general oversight responsibility includes reviewing and approving compensation policies and practices for all employees, overall payroll, bonus plans, overall bonus payouts, setting bonus targets, and other general compensation matters.

  •
  Not less than annually, the Compensation Committee will review the Company's executive compensation plans and policies. The Compensation Committee will review the corporate goals and objectives relevant to the compensation of the Chief Executive Officer, the other executive officers, and each other senior officer that the Compensation Committee or the Board may designate (collectively referred to as the "Executive Officers"). The Compensation Committee will evaluate the performance of the Chief Executive Officer, and together with the Chief Executive Officer, the performance of each other Executive Officer. The Compensation Committee will at least annually review each Executive Officer's base compensation, bonus, awards under the Company's Long-Term Incentive Plans, and any other compensation, and make recommendations to the Board regarding each Executive Officer's compensation.

  •
  The Compensation Committee will review and oversee the Company's succession plans and leadership development programs for the Chief Executive Officer and the other Executive Officers, including reviewing from time to time reports and presentations regarding human resources, executive development, staffing, training, performance management, career development and other related matters as necessary.

  •
  The Compensation Committee will review and approve the terms of any employment contracts, severance agreements, or other contracts with any Executive Officer, provided that the Board reserves to itself the approval of the compensation of the Executive Officers.

        In order to compete effectively in our industry, it is critical that we attract, retain and motivate leaders that are best positioned to deliver financial and operational results that benefit our stockholders. It is the Compensation Committee's responsibility to design and administer compensation programs that achieve these goals, and to make recommendations to the Board to approve and adopt these programs.

Compensation Philosophy and Principles

        Our executive compensation is designed to attract, retain and motivate top-tier executives, and align their individual interests with the interests of the stockholders. The compensation of each of our executives is comprised of base salary, bonus opportunity and restricted equity grants or option awards under long-term incentive plans. The Compensation Committee's philosophy is to generally target the 50th percentile of our Peer Group (discussed below) for base salaries, target the 50th percentile of our Peer Group for bonuses (but retain discretion to reduce or increase bonus amounts to address individual performance), and to provide executives the opportunity to earn long-term compensation, in the form of equity, in the top quartile relative to our Peer Group.

        The Compensation Committee considers the following principles in determining the total compensation of the named executive officers:

  •
  in order to achieve our goals, it is critical that we attract, retain and motivate highly qualified executive officers;

  •
  base salary and bonus opportunities must be competitive in order to attract, retain and motivate highly qualified executive officers;

  •
  equity incentive compensation should represent a significant portion of the executive's total compensation in order to retain and incentivize highly qualified executives, and align their individual long-term interests with the interests of stockholders;

  •
  compensation programs must be sufficiently flexible to address special circumstances, which include payments under retention plans specifically targeted to retain highly qualified officers during challenging times; and

  •
  the overall compensation program should drive performance and reward contributions in support of our business strategies and achievements.

Compensation Methodology

        Annually, the Compensation Committee reviews our executive compensation program in total and each element of compensation specifically. The review includes an analysis of the compensation practices of other companies in our industry, the competitive market for executive talent, the evolving demands of the business, specific challenges that we may face, and individual contributions. The Compensation Committee recommends to the Board adjustments to the overall compensation program and to its individual components as the Compensation Committee determines necessary to achieve our goals. The Compensation Committee periodically retains consultants to assist in its review and to provide input regarding its compensation program and each of its elements. In making compensation decisions, the

Compensation Committee considered the outcome of last year's advisory stockholder vote on our executive officers' compensation. At last year's annual meeting, a large majority of stockholders who voted on the "say-on-pay" proposal approved the compensation of our executive officers. The Compensation Committee believes that this stockholder vote indicates strong support for our executive compensation program.

        In 2012, the Compensation Committee retained Meridian Compensation Partners, LLC ("Meridian") as its independent compensation consultant to conduct a compensation review and advise the Compensation Committee on certain matters relating to compensation programs applicable to the named executive officers and other employees. In particular, Meridian assisted the Compensation Committee's decision making with respect to executive and director compensation matters, including providing advice on our executive pay philosophy, compensation peer group, incentive plan design and employment agreement design, providing competitive market studies, and apprising the Committee about emerging best practices and changes in the regulatory and governance environment. The Compensation Committee selected Meridian due to its long history, depth of resources and objective perspective. Meridian provided information to the Compensation Committee regarding the compensation programs of the Crosstex entities for 2012. Meridian's work for the Compensation Committee did not raise any conflicts of interest in 2012.

        With respect to compensation objectives and decisions regarding the named executive officers for fiscal 2012, the Compensation Committee has reviewed market data with respect to peer companies provided by Meridian in determining relevant compensation levels and compensation program elements for our named executive officers, including establishing their respective base salaries. In addition, Meridian has provided guidance on current industry trends and best practices to the Compensation Committee. The market data that the Compensation Committee reviewed included the base salary, bonus structure, bonus methodology and short and long-term compensation elements paid to executive officers in similar positions at our peer companies. For 2012, the Compensation Committee and Meridian collaborated to identify the following companies as "Peer Companies" for comparison purposes: Access Midstream Partners, L.P., Atlas Pipeline Partners, L.P., Buckeye Partners, L.P., Copano Energy, LLC, DCP Midstream Partners, L.P., Eagle Rock Energy Partners, L.P., Magellan Midstream Holdings, L.P., Targa Resources Partners LP, Regency Energy Partners, L.P., MarkWest Energy Partners, L.P., Western Gas Partners, L.P., PVR Partners, L.P., Genesis Energy, L.P., NGL Energy Partners, L.P., Semgroup Corp., and Martin Midstream Partners, L.P. We believe that this group of companies is representative of the industry in which we operate and the individual companies were chosen because of such companies' relative position in our industry, relative size/market capitalization, relative complexity of the business, similar organizational structure, competition for similar executive talent and the named executive officers' roles and responsibilities.

        In addition, the Compensation Committee has reviewed various relevant compensation surveys with respect to determining compensation for the named executive officers. In determining the long-term incentive component of compensation of our senior executives (including the named executive officers), the Compensation Committee considers individual performance and relative equity holder benefit, the value of similar incentive awards to senior executives at comparable companies, awards made to the company's senior executives in past years, the value of all unvested awards held by the executive, and such other factors as the Compensation Committee deems relevant.

Elements of Compensation

        For fiscal year 2012, the principal elements of compensation for the named executive officers were the following:

  •
  base salary;

  •
  annual bonus plan awards;

  •
  long-term incentive plan awards; and

  •
  retirement and health benefits.

        The Compensation Committee reviews and makes recommendations regarding the mix of compensation, both among short-term and long-term compensation and cash and non-cash compensation, to establish structures that it believes are appropriate for each of the named executive officers. We believe that the mix of base salary, annual bonus awards, awards under the long-term incentive plan, retirement and health benefits and perquisites and other compensation fit our overall compensation objectives. We believe this mix of compensation provides competitive compensation opportunities to align and drive employee performance in support of our business strategies and to attract, motivate and retain high quality talent with the skills and competencies that we require.

        Base Salary.    The Compensation Committee recommends base salaries for the named executive officers based on the historical salaries for services rendered to us and our affiliates, market data and responsibilities of the named executive officers. Salaries are generally determined by considering the employee's performance and prevailing levels of compensation in areas in which a particular employee works. As discussed above, except with respect to the monthly reimbursement payment that we make to Crosstex Energy GP, LLC, all of the base salaries of the named executive officers were allocated to Crosstex Energy, L.P. as general and administration expenses. The base salaries paid to our named executive officers during fiscal year 2012 are shown in the Summary Compensation Table. Effective January 1, 2013, the base salaries payable to our named executive officers for fiscal 2013 were established as follows: Barry E. Davis $525,000; William W. Davis $395,000; Joe A. Davis $350,000; Michael J. Garberding $320,000; and Stan Golemon $285,000.

        Bonus Awards.    The Compensation Committee oversees the Annual Bonus Plan and makes recommendations regarding bonuses to be awarded to each of the named executive officers. The Annual Bonus Plan is applicable to all employees. Under the plan, bonuses are awarded to our named executive officers based on a formulaic approach that utilizes a performance metric that is tied to the adjusted EBITDA (defined as net income plus interest expense, provision for income taxes and depreciation and amortization expense, impairments, stock-based compensation, loss on extinguishment of debt, (gain) loss on noncash derivatives, transaction costs associated with successful transactions, non-controlling interest and certain severance and exit expenses and accrued expense of legal judgment under appeal; less (income) loss from discontinued operations, gain (loss) on sale of property related to discontinued operations and equity in earnings of limited liability company) of Crosstex Energy, L.P. The same adjusted EBITDA performance metric is used as a guideline for bonuses for all employees. The adjusted EBITDA goals are determined at the beginning of the year by our Board, upon the recommendation of the Compensation Committee. Discretionary bonuses in addition to bonuses under the Annual Bonus Plan are awarded from time to time by the Compensation Committee to reward outstanding service to the Company.

        The final amount of bonus for each named executive officer is determined by the Compensation Committee and recommended for approval by the Board, based upon the Compensation Committee's assessment of whether such executive met his or her performance objectives established at the beginning of the performance period. These performance objectives include the quality of leadership within the named executive officer's assigned area of responsibility, the achievement of technical and professional proficiencies by the named executive officer, the execution of identified priority objectives by the named executive officer and the named executive officer's contribution to, and enhancement of, the desired company culture. These performance objectives are reviewed and evaluated by our Committee as a whole. All of our named executive officers met or exceeded their personal performance objectives for 2012. Accordingly, the Committee and the Board awarded bonuses to our named executive officers ranging from approximately 30% to 80% of base salary for 2012. Such awards were paid in the form of stock awards that immediately vest and were allocated 50% in restricted units of Crosstex Energy, L.P. and 50% in restricted stock of Crosstex Energy, Inc.

        The Compensation Committee believes that a portion of executive compensation must remain discretionary, and exercises its discretion with respect to bonus awards payable to its named executive officers. The Compensation Committee may exercise its discretion to reduce the amount calculated under the formula as described above, or to supplement the amount to reward or address extraordinary individual performance, challenges and opportunities not reasonably foreseeable at the beginning of a performance period, internal equities, and external competition or opportunities.

        Target adjusted EBITDA is based upon a standard of reasonable market expectations and company performance, and varies from year to year. Several factors are reviewed in determining target adjusted EBITDA, including market expectations, internal forecasts and available investment opportunities. For 2012, our adjusted EBITDA levels for bonuses were $208.0 million for minimum bonuses, $233.0 million for target bonuses and $258.0 million for maximum bonuses. The 2012 plan provided for named executive officers to receive bonus payouts of 10% to 25% of base salary at the minimum threshold, payouts ranging from 50% to 125% of base salary at the target level and payouts ranging from 90% to 225% of base salary at the maximum level. We exceeded our minimum threshold for adjusted EBITDA in 2012.

        For 2013, the Board has approved a continuation of the Annual Bonus Plan with adjusted EBITDA as the performance metric. Under the 2013 plan, bonuses will be determined based on adjusted EBITDA levels ranging from a threshold of $220.0 million to a maximum of $250.0 million, with a target adjusted EBITDA of $235.0 million.

        Long-Term Incentive Plans.    Our officers and directors are eligible to participate in long-term incentive plans adopted by each of Crosstex Energy, Inc. and Crosstex Energy GP, LLC. We believe that equity awards are instrumental in attracting, retaining, and motivating employees and other service providers, and aligning the interests of our officers and directors with the interests of the stockholders. Our Board, at the recommendation of the Compensation Committee, approves the grants of our stock or options to our executive officers. The Compensation Committee believes that equity compensation should comprise a significant portion of a named executive officer's compensation, and considers a number of factors when determining the grants to each individual. The considerations include: the general goal of allowing the named executive officer the opportunity to earn aggregate equity compensation (comprised of our stock and Partnership units) in the upper quartile of our Peer Group; the amount of unvested equity held by the individual executive; the executive's performance; and other factors as determined by the Compensation Committee. A discussion of each plan (prior to (i) the adoption of the proposed amendment and restatement of the Crosstex Energy, Inc. 2009 Long-Term Incentive Plan, which is described in Proposal Four and (ii) any proposed amendment and restatement of the Crosstex Energy GP, LLC Long-Term Incentive Plan after January 1, 2013) follows:

        Crosstex Energy, Inc. Long-Term Incentive Plans.    The Company's long-term incentive plans provide for the award of stock options, restricted stock, stock awards and other awards (collectively, "Awards") for up to 7,190,000 shares of Common Stock. As of March 18, 2013, approximately 724,679 shares remained available under the long-term incentive plans for future issuance to participants. A participant may not receive in any calendar year options or stock awards relating to more than 250,000 shares of Common Stock. The maximum number of shares set forth above are subject to appropriate adjustment in the event of a recapitalization of our capital structure or our reorganization. Shares of common stock underlying Awards that are forfeited, terminated or expire unexercised become immediately available for additional Awards under the long-term incentive plan.

        The Compensation Committee administers the long-term incentive plans. The administrator has the power to determine the terms of the options or other awards granted, including the exercise price of the options (which shall be equal to at least the 100% of the fair market value of the common stock underlying the options on the date of grant) or other awards, the number of shares subject to each option or other

Award, the exercisability thereof and the form of consideration payable upon exercise. In addition, the administrator has the authority to grant waivers of long-term incentive plan terms, conditions, restrictions and limitations. Awards may be granted to employees, consultants and outside directors of our Board.

        The Compensation Committee will determine the type or types of Awards made under the plans and will designate the individuals who are to be the recipients of Awards. Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Compensation Committee. Awards may be granted singly or in combination. Awards to participants may also be made in combination with, in replacement of, or as alternatives to, grants or rights under the plans or any other employee benefit plan of the company. All or part of an Award may be subject to conditions established by the Compensation Committee, including continuous service with the company.

  •
  Stock Options.  Stock options are rights to purchase a specified number of shares of common stock at a specified price. An option granted pursuant to the plan may consist of either an incentive stock option that complies with the requirements of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a nonqualified stock option that does not comply with such requirements. Only employees may receive incentive stock options and such options must have an exercise price per share that is not less than 100% of the fair market value of the common stock underlying the option on the date of grant. Nonqualified stock options also must have an exercise price per share that is not less than the fair market value of the common stock underlying the option on the date of grant. The exercise price of an option must be paid in full at the time an option is exercised.

  •
  Restricted Stock Awards.  Restricted stock awards consist of restricted shares of our common stock and restricted stock units. The Committee will determine the terms, conditions and limitations applicable to any restricted stock awards. Rights to dividends or dividend equivalents may be extended to and made part of any stock award at the discretion of the Compensation Committee. Restricted stock awards will have a vesting period established in the sole discretion of the Compensation Committee, provided that the Compensation Committee may provide for earlier vesting by reason of death, disability, retirement or otherwise.

  •
  Performance Shares.  A performance share represents a contractual commitment to grant restricted shares in the future if certain conditions are satisfied. In the past, performance share agreements have only been entered into with members of our senior management. We did not grant any performance share agreements in 2012. Under the terms of past performance share agreements, to be eligible to receive the restricted shares, the executive officer must continuously be employed from the date of the agreement through January 1 of the third calendar year following such date, and no shares will be credited to an award recipient under our long-term incentive plan until such future date. Each agreement provides for a target number of shares that are to be granted in the future. As of March 18, 2013, no performance shares granted remained outstanding.

        The Board may amend, modify, suspend or terminate the long-term incentive plan, except that no amendment that would impair the rights of any participant to any Award may be made without the consent of such participant, and no amendment requiring stockholder approval under any applicable legal requirements will be effective until such approval has been obtained. No incentive stock options may be granted after the tenth anniversary of the effective date of the plan.

        In the event of any corporate transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, our Board shall substitute or adjust, as applicable: (i) the number of shares of common stock reserved under the plans and the number of shares of common stock available for issuance pursuant to specific types of Awards as described in the plans, (ii) the number of shares of common stock covered by outstanding Awards, (iii) the grant price or other price in respect of such Awards and (iv) the appropriate fair market value and other price determinations for such Awards, in order to reflect such transactions, provided that such adjustments shall only be such that are necessary to maintain the proportionate interest of the holders of Awards and preserve, without increasing, the value of such Awards.

        The total value of the equity compensation granted to our executive officers generally has been awarded 50% in restricted units of Crosstex Energy, L.P. and 50% in our restricted stock. In addition, our executive officers may receive additional grants of equity compensation in certain circumstances, such as promotions. For fiscal year 2012, we granted 50,080, 30,048, 24,038, 24,038 and 20,032 restricted shares to Barry E. Davis, William W. Davis, Joe A. Davis, Michael J. Garberding and Stan Golemon, respectively. All performance and restricted shares that we grant are charged against earnings according to FASB Accounting Standards Codification 718—"Compensation—Stock Compensation".

        Crosstex Energy GP, LLC Long-Term Incentive Plan.    Crosstex Energy GP, LLC has adopted a long-term incentive plan for employees, consultants and independent contractors of Crosstex Energy GP, LLC and its affiliates and outside directors of Crosstex Energy GP, LLC who perform services for it. The long-term incentive plan is administered by the compensation committee of Crosstex Energy GP, LLC's board of directors and permits the grant of awards covering an aggregate of 5,600,000 common units, which may be awarded in the form of restricted units or unit options. Of the 5,600,000 common units that may be awarded under the long-term incentive plan, 338,189 common units remain eligible for future grants by Crosstex Energy GP, LLC as of March 18, 2013. The long-term compensation structure is intended to align the grantee's performance with long-term performance for Crosstex Energy, L.P.'s unitholders.

        Crosstex Energy GP, LLC's board of directors in its discretion may terminate or amend the long-term incentive plan at any time with respect to any units for which a grant has not yet been made. Crosstex Energy GP, LLC's board of directors also has the right to alter or amend the long-term incentive plan or any part of the plan from time to time, including increasing the number of units that may be granted subject to the approval requirements of the exchange upon which the common units are listed at that time. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant.

  •
  Unit Options.  The long-term incentive plan currently permits the grant of options covering common units. Under current policy all unit option grants will have an exercise price equal to or more than the fair market value of the units on the date of grant. In general, unit options granted will become exercisable over a period determined by the compensation committee of the board of directors of Crosstex Energy GP, LLC. In addition, the unit options will become exercisable upon a change in control of Crosstex Energy, L.P. or its general partner, as discussed below under "Potential Payments Upon a Change of Control or Termination." Upon exercise of a unit option, Crosstex Energy GP, LLC will acquire common units in the open market or directly from Crosstex Energy, L.P. or any other person or use common units already owned, or any combination of the foregoing. Crosstex Energy GP, LLC will be entitled to reimbursement by Crosstex Energy, L.P. for the difference between the cost incurred by it in acquiring these common units and the proceeds received by it from an optionee at the time of exercise. Thus, the cost of the unit options will be borne by Crosstex Energy, L.P. If Crosstex Energy, L.P. issues new common units upon exercise of the unit options, the total number of common units outstanding will increase, and Crosstex Energy GP, LLC will pay Crosstex Energy, L.P. the proceeds it received from the optionee upon exercise of the unit option. The unit option plan has been designed to furnish additional compensation to employees, consultants, independent contractors and directors and to align their economic interests with those of common unitholders.

  •
  Restricted Units.  A restricted unit is a "phantom" unit that entitles the grantee to receive a common unit upon the vesting of the phantom unit. In the future, the compensation committee of the board of directors of Crosstex Energy GP, LLC may make grants under the plan to employees and directors containing such terms as it shall determine under the plan. The compensation committee of the board of directors of Crosstex Energy GP, LLC may base its determination upon the achievement of specified financial objectives. In addition, the restricted units will vest upon a change of control of Crosstex Energy, L.P. or its general partner, as discussed below under "Potential Payments Upon a Change of Control or Termination." Common units to be delivered upon the vesting of restricted units may be common units acquired by Crosstex Energy GP, LLC in the open market, common units already owned by Crosstex Energy GP, LLC, common units acquired by Crosstex Energy GP, LLC directly from Crosstex Energy, L.P. or any other person or any combination of the foregoing. Crosstex Energy GP, LLC will be entitled to reimbursement by Crosstex Energy, L.P. for the cost incurred in acquiring common units. If we issue new common units upon vesting of the restricted units, the total number of common units outstanding will increase. The compensation committee of the board of directors of Crosstex Energy GP, LLC, in its discretion, may grant tandem distribution equivalent rights with respect to restricted units which entitles the grantee to distributions attributable to the restricted units prior to vesting of such units. Crosstex Energy, L.P. intends the issuance of the common units upon vesting of the restricted units under the plan to serve as a means of incentive compensation for performance and not primarily as an opportunity to participate in the equity appreciation of the common units. Therefore, under current policy, plan participants will not pay any consideration for the common units they receive, and we will receive no remuneration for the units.

  •
  Performance Units.  A performance unit represents a contractual commitment to grant restricted units in the future if certain conditions are satisfied. In the past, performance unit agreements have only been entered into with members of Crosstex Energy GP, LLC's senior management. In 2012, no performance unit agreements were granted. Under the terms of past performance unit agreements, to be eligible to receive the restricted units, the executive officer must continuously be employed from the date of the agreement through January 1 of the third calendar year following such date, and no units will be credited to an award recipient under Crosstex Energy GP, LLC's long-term incentive plan until such future date. Each agreement provides for a target number of units that are to be granted in the future. As of March 18, 2013, no performance units granted remained outstanding.

        The total value of the equity compensation granted to Crosstex Energy GP, LLC's named executive officers generally has been allocated 50% in restricted units of Crosstex Energy, L.P. and 50% in our restricted stock. For fiscal year 2012, Crosstex Energy GP, LLC granted 38,250, 22,950, 18,360, 18,360 and 15,300 restricted units to Barry E. Davis, William W. Davis, Joe A. Davis, Michael J. Garberding and Stan Golemon, respectively. All performance and restricted units that Crosstex Energy GP, LLC grants are charged against earnings according to FASB ASC 718.

        Retirement and Health Benefits.    We offer a variety of health and welfare and retirement programs to all eligible employees. The named executive officers are generally eligible for the same programs on the same basis as our other employees. We maintain a tax-qualified 401(k) retirement plan that provides eligible employees with an opportunity to save for retirement on a tax deferred basis. In 2012, we matched 100% of every dollar contributed for contributions of up to 6% of salary (not to exceed the maximum amount permitted by law) made by eligible participants. A portion of the retirement benefits provided to the named executive officers were allocated to us as general and administration expenses. Our executive officers are also eligible to participate in any additional retirement and health benefits available to our other employees.

        Perquisites.    We generally do not pay for perquisites for any of the named executive officers, other than payment of dues, sales tax and related expenses for membership in an industry related private lunch club (totaling less than $2,500 per year per person).

Employment and Severance Agreements

        All of our named executive officers and certain members of senior management entered into employment agreements with Crosstex Energy GP, LLC as of February 28, 2012. These employment agreements are substantially similar with certain exceptions which are set forth in the following discussion. The term of the agreement for Barry E. Davis is three years, for William W. Davis, Joe A. Davis and Michael J. Garberding is two years, and for the other members of senior management is one year with automatic extensions such that the remaining term of the agreements will not be less than one year. The employment agreements include obligations not to disclose confidential information and also provide for a noncompetition period that will continue after the termination of the employee's employment for one year for Barry E. Davis and for six months for the other executive officers and members of senior management. During the noncompetition period, the employees are generally prohibited from engaging in any business that competes with us or our affiliates in areas in which we conduct business as of the date of termination and from soliciting or inducing any of our employees to terminate their employment with us. The employment agreements provide a clawback of benefits if the confidential information or noncompetition provisions are breached by a terminated employee following a termination date. In the event of a termination, the terminated employee is required to execute a general release of Crosstex Energy GP, LLC in order to receive any benefits under the employment agreements.

        Under the employment agreements, employees receive their annual base salary and are eligible to participate in cash and equity incentive bonus programs based on criteria established by the Board. If an employee's employment is terminated without cause (as defined in the employment agreement), or is terminated by the employee for good reason (as defined in the employment agreement), or is terminated due to the employee's death or disability, the employment agreement provides that the employee will be paid (i) his or her base salary up to the date of termination, (ii) a pro-rata portion of the target amount of his or her annual bonus up to the date of termination, (iii) an amount equal to the cost to the employee for the premium for health insurance continuation under COBRA for an 18-month period, (iv) such other fringe benefits (other than any bonus, severance pay benefit, participation in the company's 401(k) employee benefit plan, or medical insurance benefit) normally provided to employees of the company as earned up to the date of termination (collectively, the "Termination Fee") and (v) a lump sum severance amount equal to one year (two years in the case of the Chief Executive Officer) of the employee's then current base salary, plus one times (two times in the case of the Chief Executive Officer) the target annual bonus for the year of termination.

Potential Payments Upon Termination and a Change of Control

        As described above, the employment agreements for our named executive officers and certain members of senior management provide for payment to be made to them under certain circumstances upon the termination of their employment. In connection with determining the type, amount and timing of the payment to be made upon the termination of employment under the employment agreements, the compensation committee of the board of directors of Crosstex Energy GP, LLC reviewed available market information and identified those payments and provision that such committee deemed to be appropriate for inclusion in the employment agreements. In the event of a termination by Crosstex Energy GP, LLC without cause, or a termination by the employee for good reason, within 120 days prior to or one year following a change of control (as defined in the employment agreements), Barry E. Davis would be paid the Termination Fee plus a lump sum severance amount equal to three years of his then current base salary plus three times the target annual bonus for the year of termination, and William W. Davis, Joe A. Davis and Michael J. Garberding would be paid the Termination Fee plus a lump sum severance amount equal to two years of his then current base salary plus two times the target annual bonus for the year of termination.

        With respect to the long-term incentive plans, the amounts to be received by our named executive officers in the event of a change of control (as defined in the long-term incentive plans) will be automatically determined based on the number of unvested stock or unit awards or restricted stock or units held by a named executive officer at the time of a change of control. The terms of the long-term incentive plans were determined based on past practice and the Compensation Committee's understanding of similar plans utilized by public companies generally at the time we adopted such plans. The determination of the reasonable consequences of a change of control is periodically reviewed by the Compensation Committee.

        Upon a change of control, all granted units will automatically vest and become payable or exercisable, as the case may be, in full and any performance criteria may, subject to the award, terminate or be deemed to have been achieved at the maximum level.

        The potential payments that may be made to the named executive officers upon a termination of their employment or in connection with a change of control as of December 31, 2012 are set forth in the table in the section below entitled Payments Upon Termination or Change of Control.

Role of Executive Officers in Executive Compensation

        The Board, upon recommendation of the Compensation Committee, determines the compensation payable to each of the named executive officers. None of the named executive officers serves as a member of the Compensation Committee. Barry E. Davis, the Chief Executive Officer, reviews his recommendations regarding the compensation of his leadership team with the Compensation Committee, including specific recommendations for each element of compensation for the named executive officers. Barry E. Davis does not make any recommendations regarding his personal compensation.

Tax and Accounting Considerations

        The equity compensation grant policies of the Crosstex entities have been impacted by the implementation of FASB ASC 718, which we adopted effective January 1, 2006. Under this accounting pronouncement, we are required to value unvested unit options granted prior to our adoption of FASB ASC 718 under the fair value method and expense those amounts in the income statement over the stock option's remaining vesting period. As a result, the Crosstex entities currently intend to discontinue grants of unit option and stock option awards and instead grant restricted unit and restricted stock awards to the named executive officers and other employees. The Crosstex entities have structured the compensation program to comply with Internal Revenue Code Section 409A. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the service provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. None of the named executive officers or other employees had non-performance based compensation paid in excess of the $1.0 million tax deduction limit contained in Internal Revenue Code Section 162(m).

Summary Compensation Table

        The following table sets forth certain compensation information for our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Barry E. Davis	2012	500,000	406,250	1,333,787	—	—	—	257,496	(3)	2,497,533
President and Chief Executive	2011	460,000	545,882	1,418,773	—	—	—	195,958		2,620,613
Officer	2010	435,000	427,970	—	—	—	—	71,725		934,695
William W. Davis	2012	385,000	225,225	800,272	—	—	—	185,462	(4)	1,595,959
Executive Vice President and	2011	352,692	376,675	917,837	—	—	—	151,644		1,798,848
Chief Operating Officer	2010	330,000	280,315	—	—	—	—	63,083		673,398
Joe A. Davis	2012	335,000	230,000	640,212	—	—	—	156,960	(5)	1,362,172
Executive Vice President and	2011	315,000	242,992	620,948	—	—	—	145,004		1,323,944
General Counsel	2010	300,000	254,832	—	—	—	—	62,181		617,013
Michael J. Garberding	2012	290,000	230,000	640,212	—	—	—	138,874	(6)	1,299,086
Executive Vice President and	2011	256,538	197,894	848,713	—	—	—	88,124		1,391,269
Chief Financial Officer	2010	225,385	106,084	240,157	—	—	—	31,811		603,437
Stan Golemon	2012	275,000	89,375	533,515	—	—	—	99,281	(7)	997,171
Senior Vice President	2011	249,615	124,808	445,253	—	—	—	80,363		900,039
	2010	230,000	111,412	—	—	—	—	32,023		373,435

(1)
Bonuses include all payments made under the Annual Bonus Plan. Bonuses include all payments made under the Annual Bonus Plan. For 2012, the named executive officers received bonuses in the form of stock awards that immediately vest. The amounts shown for 2012 represent the grant date fair value of awards computed in accordance with FASB ASC 718. Such awards were allocated 50% in restricted units of Crosstex Energy, L.P. and 50% in restricted stock of Crosstex Energy, Inc. with a fair market value of $17.56 per unit and $16.94 per share, respectively. See "Bonus Awards" above.

(2)
The amounts shown represent the grant date fair value of awards computed in accordance with FASB ASC 718. See Note 9 to the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2012 for the assumptions made in our valuation of such awards.

(3)
Amount of all other compensation for Mr. Barry Davis includes professional organization and social club dues, a matching 401(k) contribution of $22,500, distributions on restricted units and performance units of Crosstex Energy, L.P. in the amount $157,448 in 2012, and dividends on restricted stock and performance shares of Crosstex Energy, Inc. in the amount of $75,139 in 2012.

(4)
Amount of all other compensation for Mr. William Davis includes professional organization and social club dues, a matching 401(k) contribution of $22,500 distributions on restricted units and performance units of Crosstex Energy, L.P. in the amount of $109,638 in 2012 and dividends on restricted stock and performance shares of Crosstex Energy, Inc. in the amount of $50,914 in 2012.

(5)
Amount of all other compensation for Mr. Joe Davis includes professional organization and social club dues, a matching 401(k) contribution of $21,519, distributions on restricted units and performance units of Crosstex Energy, L.P. in the amount of $91,576 in 2012, and dividends on restricted stock and performance shares of Crosstex Energy, Inc. in the amount of $41,456 in 2012.

(6)
Amount of all other compensation for Mr. Michael Garberding includes professional organization and social club dues, a matching 401(k) contribution of $17,000, distributions on restricted units of Crosstex Energy, L.P. in the amount of $80,058 in 2012, and dividends on restricted stock of Crosstex Energy, Inc. in the amount of $39,406 in 2012.

(7)
Amount of all other compensation for Mr. Stan Golemon includes a matching 401(k) contribution of $15,104, distributions on restricted units of Crosstex Energy, L.P. in the amount of $57,385 in 2012, and dividends on restricted stock of Crosstex Energy, Inc. in the amount of $26,793 in 2012.

Grants of Plan-Based Awards for Fiscal Year 2012 Table

        The following tables provide information concerning each grant of an award made to a named executive officer for fiscal year 2012, including, but not limited to, awards made under the Crosstex Energy, Inc. Long-Term Incentive Plans and the Crosstex Energy GP, LLC Long-Term Incentive Plan.

 CROSSTEX ENERGY, INC.—GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Number of Shares(1)	Grant Date Fair Value of Shares Awards
Barry E. Davis	1/18/2012	50,080	$686,597
William W. Davis	1/18/2012	30,048	$411,958
Joe A. Davis	1/18/2012	24,038	$329,561
Michael J. Garberding	1/18/2012	24,038	$329,561
Stan Golemon	1/18/2012	20,032	$274,639

(1)
These grants include right to receive dividends on restricted shares if made on unrestricted common shares during the restricted period unless otherwise forfeited and vest 100% on January 1, 2015.

CROSSTEX ENERGY GP, LLC—GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Number of Units(1)	Grant Date Fair Value of Unit Awards
Barry E. Davis	1/18/2012	38,250	$647,190
William W. Davis	1/18/2012	22,950	$388,314
Joe A. Davis	1/18/2012	18,360	$310,651
Michael J. Garberding	1/18/2012	18,360	$310,651
Stan Golemon	1/18/2012	15,300	$258,876

(1)
These grants include Distribution Equivalent Rights (DERs) that provide for distribution on restricted units if made on unrestricted common units during the restriction period unless otherwise forfeited and vest 100% on January 1, 2015.

Outstanding Equity Awards at Fiscal Year-End Table for Fiscal Year 2012

        The following tables provide information concerning all outstanding equity awards made to a named executive officer as of December 31, 2012, including, but not limited to, awards made under the Crosstex Energy, Inc. Long-Term Incentive Plans and the Crosstex Energy GP, LLC Long-Term Incentive Plan.

 CROSSTEX ENERGY, INC.—OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Barry E. Davis	—	—	—	—	—	34,723	(1)	497,928
						51,919	(3)	744,518
						23,148	(4)	331,942
						50,080	(6)	718,147
William W. Davis	—	—	—	—	—	30,557	(1)	438,187
						29,204	(3)	418,785
						18,519	(4)	265,562
						30,048	(6)	430,888
Joe A. Davis	—	—	—	—	—	30,557	(1)	438,187
						26,665	(3)	382,376
						6,944	(4)	99,577
						24,038	(6)	344,705
Michael J. Garberding	—	—	—	—	—	9,723	(1)	139,428	—	—
						5,693	(5)	81,638
						13,826	(3)	198,265
						27,778	(4)	398,337
						24,038	(6)	344,705
Stan Golemon	—	—	—	—	—	13,889	(1)	199,168	—	—
						13,826	(3)	198,265
						9,259	(4)	132,774
						20,032	(6)	287,259

(1)
Restricted shares vest on January 1, 2013.

(2)
The closing price for the common shares was $14.34 as of December 31, 2012.

(3)
Restricted shares vest on January 1, 2014.

(4)
Restricted shares vest on August 15, 2014.

(5)
Restricted shares vest on July 1, 2013.

(6)
Restricted shares vest on January 1, 2015.

 CROSSTEX ENERGY GP, LLC—OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)		Market Value of Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Barry E. Davis	—	—	—	—	—	34,722	(1)	505,205
						31,944	(3)	464,785
						15,272	(4)	222,208
						38,250	(6)	556,538
William W. Davis	—	—	—	—	—	30,556	(1)	444,590
						17,969	(3)	261,449
						12,217	(4)	177,757
						22,950	(6)	333,923
Joe A. Davis	—	—	—	—	—	30,556	(1)	444,590
						16,406	(3)	238,707
						4,582	(4)	66,668
						18,360	(6)	267,138
Michael J. Garberding	—	—	—	—	—	9,722	(1)	141,455	—	—
						4,142	(5)	60,266
						8,507	(3)	123,777
						18,326	(4)	266,643
						18,360	(6)	267,138
Stan Golemon	—	—	—	—	—	13,889	(1)	202,085	—	—
						8,507	(3)	123,777
						6,109	(4)	88,886
						15,300	(6)	222,615

(1)
Restricted units vest on January 1, 2013.

(2)
The closing price for the common units was $14.55 as of December 31, 2012.

(3)
Restricted units vest on January 1, 2014.

(4)
Restricted units vest on August 15, 2014.

(5)
Restricted units vest on July 1, 2013.

(6)
Restricted units vest on January 1, 2015.

Units and Shares Vested Table for Fiscal Year 2012

        The following table provides information related to the vesting of restricted units and restricted shares during fiscal year ended 2012.

UNITS AND SHARES VESTED

	Crosstex Energy, L.P. Unit Awards			Crosstex Energy, Inc. Share Awards
Name	Number of Units Acquired on Vesting	Value Realized on Vesting		Number of Shares Acquired on Vesting	Value Realized on Vesting
Barry E. Davis	34,722	$563,191	(1)	34,722	$438,886	(2)
William W. Davis	30,555	$495,602	(3)	30,555	$386,215	(4)
Joe A. Davis	30,555	$495,602	(5)	30,555	$386,215	(6)
Michael J. Garberding	13,864	$225,620	(7)	15,414	$202,574	(8)
Stan Golemon	13,889	$225,280	(9)	13,889	$175,557	(10)

(1)
Consists of 34,722 units at $16.22 per unit.

(2)
Consists of 34,722 shares $12.64 per share.

(3)
Consists of 30,555 units at $16.22 per unit.

(4)
Consists of 30,555 shares $12.64 per share.

(5)
Consists of 30,555 units at $16.22 per unit.

(6)
Consists of 30,555 shares $12.64 per share.

(7)
Consists of 9,722 units at $16.22 per unit and 4,142 units at $16.40 per unit.

(8)
Consists of 9,722 shares at $12.64 per share and 5,692 shares $14.00 per share.

(9)
Consists of 13,889 units at $16.22 per unit.

(10)
Consists of 13,889 shares at $12.64 per share.

Payments Upon Termination or Change of Control

        The following tables show potential payments that would have been made to the named executive officers as of December 31, 2012.

Name and Principal Position	Payment Under Employment Agreements Upon Termination Other Than For Cause or With Good Reason ($)(1)	Health Care Benefits Under Employment Agreements Upon Termination Other Than For Cause or With Good Reason ($)(2)	Payment and Health Care Benefits Under Employment Agreements Upon Termination For Cause or Without Good Reason ($)(3)	Payment Under Employment Agreements Upon Termination and Change of Control ($)(4)	Acceleration of Vesting Under Long-Term Incentive Plans Upon Change of Control ($)(5)
Barry E. Davis	3,046,565	27,815	—	4,227,815	4,041,286
President and Chief Executive Officer
William W. Davis	1,124,038	18,038	—	1,874,538	2,771,157
Executive Vice President and Chief Operating Officer
Joe A. Davis	902,815	27,815	—	1,515,315	2,281,963
Executive Vice President and General Counsel
Michael J. Garberding	827,815	27,815	—	1,387,815	2,163,555
Executive Vice President and Chief Financial Officer
Stan Golemon	645,522	18,522	—	645,522	1,454,829
Senior Vice President

(1)
Each named executive officer is entitled to the Termination Fee plus a lump sum amount equal to one times (two times in the case of the Chief Executive Officer) his then current base salary plus one times (two times in the case of the Chief Executive Officer) the target annual bonus for the year of termination if he is terminated without cause or due to death or disability, or if he terminates employment for good reason (as defined in the employment agreement), subject to compliance with certain non-competition and non-solicitation covenants described elsewhere in this Annual Report on Form 10-K. The figures shown do not include amounts of base salary previously paid or fringe benefits previously received.

(2)
Each named executive officer is entitled to health care benefits equal to a lump sum payment of the estimated monthly cost of the benefits under COBRA for 18 months if he is terminated without cause or due to death or disability, or if he terminates employment for good reason.

(3)
Each named executive officer is entitled to his then current base salary up to the date of termination plus such other fringe benefits (other than any bonus, severance pay benefit, participation in the company's 401(k) employee benefit plan, or medical insurance benefit) normally provided to employees of the company as earned up to the date of termination if he is terminated for cause (as defined in the employment agreement) or he terminates employment without good reason. The figures shown do not include amounts of base salary previously paid or fringe benefits previously received.

(4)
Each named executive officer (except Mr. Golemon) is entitled to the Termination Fee plus a lump sum payment equal to two times (three times in the case of the Chief Executive Officer) his then current base salary plus two times (three times in the case of the Chief Executive Officer) the target annual bonus for the year of termination if he is terminated without cause or if he terminates employment for good reason within one-hundred and twenty (120) days prior to or one (1) year following a change in control (as defined in the employment agreement), subject to compliance with certain non-competition and non-solicitation covenants described elsewhere in this Annual Report on Form 10-K. A change in control event does not impact the payment to which Mr. Golemon would otherwise be entitled. The figures shown do not include amounts of base salary previously paid or fringe benefits previously received.

(5)
Each named executive officer is entitled to accelerated vesting of outstanding equity awards in the event of a change in control (as defined under the long-term incentive plans). These amounts correspond to the values set forth in the table in the section above entitled Outstanding Equity Awards at Fiscal Year-End Table for Fiscal Year 2012.

Compensation of Directors for Fiscal Year 2012

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Share Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
James C. Crain(3)	146,500	72,344	3,124	222,022
Leldon E. Echols	100,000	69,514	1,562	171,076
Bryan H. Lawrence	—	—	—	—
Sheldon B. Lubar(4)	15,000	69,514	1,562	86,076
Cecil E. Martin	77,875	69,514	1,562	148,951
Robert F. Murchison(3)	132,500	72,344	3,124	208,022

(1)
Messrs. Crain, Echols, Lubar, Martin and Murchison were granted awards of restricted shares of Crosstex Energy, Inc. on May 18, 2012 with a fair market value of $13.35 per share and that will vest on May 8, 2013 in the following amounts, respectively: 5,419, 2,710, 2,710, 2,710, and 5,419. Messrs. Echols, Lubar, and Martin were granted awards of restricted units of Crosstex Energy, L.P. on May 18, 2012 with a fair market value of $15.18 per unit and that will vest on May 8, 2013 in the following amounts, respectively: 2,196, 2,196, and 2,196. The amounts shown represent the grant date fair value of awards computed in accordance with FASB ASC 718. See Note 9 to the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2012 for the assumptions made in our valuation of such awards. Mr. Lubar forfeited his unvested units and shares when he resigned from the boards of directors of Crosstex Energy GP, LLC and Crosstex Energy, Inc. on October 2, 2012. At December 31, 2012 Messrs. Crain, Echols, Martin and Murchison held aggregate outstanding restricted share awards, in the following amounts, respectively: 5,419, 2,710, 2,710 and 5,419. At December 31, 2012 Messrs. Echols and Martin held aggregate outstanding restricted unit awards of Crosstex Energy, L.P. in the following amounts, respectively: 2,196 and 2,196. Mr. Lawrence held no outstanding restricted unit awards at December 31, 2012.

(2)
Other Compensation is comprised of dividends on restricted shares.

(3)
Messrs. Crain and Murchison serve only on our Board, and unlike the other Board members listed, none of their compensation is allocated to their service on the board of directors of Crosstex Energy GP, LLC.

(4)
Mr. Lubar resigned from our Board on October 2, 2012.

        Each of our directors who is not an employee of Crosstex Energy, Inc. (other than Mr. Lawrence and Mr. Lubar due to his resignation) is paid an annual retainer fee of $50,000. Directors do not receive an attendance fee for each regularly scheduled quarterly board meeting, but are paid $1,500 for each additional meeting that they attend. Also, an attendance fee of $1,500 is paid to each director for each committee meeting that is attended, other than the Audit Committee, which pays a fee of $3,000 per meeting. The respective Chairs of each committee receive the following annual fees: Audit—$7,500, Compensation—$7,500, Governance—$5,000 and Finance—$5,000. Directors are also reimbursed for related out-of-pocket expenses. Barry E. Davis, as an executive officer of the Company, is otherwise compensated for his services and therefore receives no separate compensation for his service as a director. For directors that serve on both the boards of Crosstex Energy GP, LLC and Crosstex Energy, Inc., the above listed fees are generally allocated 75% to Crosstex Energy, L.P. and 25% to us, except in the case for service on the Audit Committee, where the Chair is paid a separate fee for each entity and meeting fees are split 50% to each entity. The Governance Committee annually reviews and makes recommendations to our Board regarding the compensation of the directors. Mr. Lawrence received no compensation in 2012.

Compensation Policies and Practices As They Relate to the Company's Risk Management

        The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended 2012, the Compensation Committee was comprised of Robert F. Murchison (Chairman) and Cecil E. Martin, Jr. No member of the Compensation Committee was an officer or employee of the Company during the last fiscal year, was formerly an officer or employee of the Company or had any relationship otherwise requiring disclosure hereunder. None of our executive officers served on the board of directors or the compensation committee of any other entity for which any officers of such other entity served either on our Board or Compensation Committee.

Equity Compensation Plans

        The following table provides information regarding our equity compensation plans as of December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column(a))
	(a)		(b)		(c)
Equity Compensation Plans Approved By Security Holders(1)	1,366,662	(2)	$6.50	(3)	1,248,713
Equity Compensation Plans Not Approved By Security Holders	N/A		N/A		N/A

(1)
Our Amended and Restated Long-Term Incentive Plan was approved by our stockholders in October 2006. Our 2009 Long-Term Incentive Plan was adopted by our stockholders in May 2009. The plans, as amended, provide for issuance of a total of 7,190,000 common share options and restricted shares.

(2)
The number of securities includes 1,329,162 restricted shares and 37,500 common share options that have been granted under our long-term incentive plans that have not vested.

(3)
The exercise price for outstanding options under the plans as of December 31, 2012 was $6.50 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain officers and any 10% beneficial owners of us to send reports of their beneficial ownership of Common Stock and changes in beneficial ownership to the SEC. Based on our records we believe that during 2012 all reporting persons complied with the Section 16(a) filing requirements applicable to them.

 PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board has selected KPMG LLP ("KPMG") to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2013. We are seeking ratification of the appointment of KPMG as our independent registered public accounting firm for the 2013 fiscal year by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to be voted at the meeting. If our stockholders do not ratify the appointment, the Audit Committee will consider whether it should select a different firm, however, it is not required to do so. On the other hand, even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Crosstex Energy, Inc. and our stockholders. A representative of KPMG will be present at the annual meeting of stockholders and will have the opportunity to make a statement if he or she so desires to do so and is expected to be available to respond to appropriate questions. Our Board unanimously recommends that stockholders vote "FOR" the ratification of the appointment of KPMG as our independent public accounting firm for the fiscal year ended December 31, 2013.

 FEES PAID TO INDEPENDENT PUBLIC ACCOUNTING FIRM

Audit Fees

        The fees for professional services rendered for the audit of our annual financial statements for each of the fiscal years ended December 31, 2012 and December 31, 2011, review of our internal control procedures for the fiscal years ended December 31, 2012 and December 31, 2011, and the reviews of the financial statements included in our Quarterly Reports on Forms 10-Q or services that are normally provided by KPMG in connection with statutory or regulatory filings or engagements for each of those fiscal years were $235,000 and $228,000, respectively. The fees for professional services rendered for the audit of Crosstex Energy, L.P.'s annual financial statements for each of the fiscal years ended December 31, 2012 and December 31, 2011, review of our internal control procedures for the fiscal year ended December 31, 2012 and December 31, 2011, and the reviews of the financial statements included in Crosstex Energy, L.P.'s Quarterly Reports on Forms 10-Q or services that are normally provided by KPMG in connection with statutory or regulatory filings or engagements for each of those fiscal years were $1.2 million and $1.1 million, respectively. These amounts also included fees associated with comfort letters and consents related to debt and equity offerings of Crosstex Energy, L.P.

Audit-Related Fees

        KPMG did not perform any assurance and related services that are reasonably related to the performance of the audit or review of our financial statements for the fiscal years ended December 31, 2012 and December 31, 2011 that were not included in the audit fees listed above.

Tax Fees

        KPMG did not perform any tax related services for the years ended December 31, 2012 or December 31, 2011.

All Other Fees

        KPMG did not render services to us, other than those services covered in the section captioned "Audit Fees" for the fiscal years ended December 31, 2012 and December 31, 2011.

Audit Committee Approval of Audit and Non-Audit Services

        All audit and non-audit services and any services that exceed the annual limits set forth in our annual engagement letter for audit services must be pre-approved by the Audit Committee. The Audit Committee has not pre-approved the use of KPMG for any non-audit related services for 2013. The Chairman of the Audit Committee is authorized by the Audit Committee to pre-approve additional KPMG audit and non-audit services between Audit Committee meetings; provided that the additional services do not affect KPMG's independence under applicable Securities and Exchange Commission rules and any such pre-approval is reported to the Audit Committee at its next meeting.

REPORT OF THE AUDIT COMMITTEE

        The information contained in the Audit Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate such information by reference, and shall not be otherwise deemed filed under such acts.

        Audit Committee Charter.    Our Audit Committee acts pursuant to the Audit Committee Charter (the "Charter") adopted by the Board in February 2007. The Audit Committee consists solely of independent members of the Board. The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board, including the evaluation, retention, and, if necessary, termination of the Company's independent accountants, the system of internal control and the audit process. In performing its role, the Audit Committee maintains effective working relationships with the Board, management, the internal auditors and the independent accountants. The Audit Committee has discussed with senior management and the independent accountants the reporting and internal controls that have been undertaken by the Company in connection with certification by the Company's Chief Executive Officer and Chief Financial Officer pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 in certain of the Company's filings with the Securities and Exchange Commission and such other matters as it deemed appropriate. As set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission and The NASDAQ Global Select Market. The independent accountants are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        Auditor Independence.    In the performance of its oversight function, the Audit Committee has reviewed and discussed the quarterly and audited financial statements, including the quality of accounting principles, with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication With Those Charged With Governance, as currently in effect. Finally, the Audit Committee (i) reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2012 with the Company's management and with the Company's independent auditors; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and (iii) received the written disclosures and the letter from the Company's independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the Audit Committee concerning independence and discussed with the Company's independent auditors the independent auditors' independence.

        Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's independent accountants are in fact "independent."

        Audit Committee Recommendation.    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

  Submitted by the Audit Committee of the Board:
  Leldon E. Echols (chair)
  James C. Crain
  Cecil E. Martin, Jr.

 PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with Section 14A of the Securities Exchange Act, we are providing in this proxy statement the opportunity for our stockholders to vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers (sometimes referred to as "Say-on-Pay") as disclosed in this proxy statement in accordance with SEC rules. At last year's annual meeting, we provided our stockholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers as disclosed in the proxy statement for the 2012 Annual Meeting of Stockholders. At our 2012 annual meeting, our stockholders overwhelmingly approved the proposal, with more than 98% of the votes cast voting in favor of the proposal. At our 2011 annual meeting, our stockholders supported an annual frequency for this advisory vote. In accordance with the 2011 voting results, our Board elected to hold a stockholder "say-on-pay" vote annually, with the next such advisory vote occurring at the next annual meeting. Accordingly, this year we are again asking our stockholders to vote "For" the compensation of our executive officers as disclosed in this proxy statement.

        Our executive compensation philosophy is designed to attract, retain and motivate top-tier executives, and align their individual interests with the interests of the stockholders. The compensation of each of our executives is comprised of base salary, bonus opportunity and restricted equity grants or option awards under long-term incentive plans. We urge you to review the compensation tables and the narrative disclosures on compensation in this proxy statement. In addition, we urge you to read the section above entitled "Compensation Discussion and Analysis," which discusses in detail how our executive compensation program implements our compensation philosophy. The Compensation Committee and the Board believe that our executive compensation program is effective in implementing our compensation philosophy and in achieving their goals.

        This advisory vote on executive compensation proposal provides our stockholders with the opportunity to approve or not approve, on an advisory basis, our executive compensation program through the following resolution:

  "RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for advisory approval of this proposal. Although the advisory vote is non-binding, our Board and the Compensation Committee will review the results and give serious consideration to the outcome of the vote in future determinations concerning our executive compensation program.

        Our Board unanimously recommends that stockholders vote "FOR" this advisory vote on executive compensation proposal.

 PROPOSAL FOUR: APPROVAL OF THE AMENDED AND RESTATED
CROSSTEX ENERGY, INC. 2009 LONG-TERM INCENTIVE PLAN

General Description of the Amendment and Restatement

        Our Board believes that it is important to have equity-based incentives available to attract and retain qualified directors, employees and independent contractors who are essential to the success of the Company and its affiliates and that it is important to link the interests and efforts of such persons to the long-term interest of the stockholders of the Company. Accordingly, in 2003, our Board adopted the Crosstex Energy, Inc. Long-Term Incentive Plan, which has been amended and restated since its initial adoption.

        On March 17, 2009, our Board approved, subject to stockholder approval, the Crosstex Energy, Inc. 2009 Long-Term Incentive Plan (the "2009 Plan"). As of March 18, 2013, approximately 724,679 shares of Common Stock remained available for future issuance under the 2009 Plan. In February 2013, subject to stockholder approval, the Compensation Committee and our Board approved the Amended and Restated Crosstex Energy, Inc. 2009 Long-Term Incentive Plan, including an increase in the number of shares of Common Stock authorized for issuance under the plan by 1,785,000 shares of Common Stock to an aggregate of 4,385,000 shares of Common Stock, which will increase the number of shares of Common Stock that remain available for awards under the 2009 Plan to 2,509,679 shares Common Stock. In addition, the 2009 Plan, as amended and restated, includes technical amendments to certain other provisions of the 2009 Plan (i) to clarify that awards of restricted stock units may be granted as stock awards, (ii) to revise the change of control definition to (among other things) eliminate and clarify certain change of control events, (iii) to make minor changes to better conform certain provisions to applicable law and (iv) to include minor updates to clarify the meaning of, and consistently describe, certain terms thereunder.

        The stockholders are now being requested to approve the amended and restated 2009 Plan at the annual meeting.

Description of the Amended and Restated 2009 Plan

        The following summary of the principal features of the 2009 Plan, as amended and restated, is qualified in its entirety by the specific language of the amended and restated 2009 Plan's governing plan document, a copy of which is attached as Exhibit A to this proxy statement.

General

        The objectives of the amended and restated 2009 Plan are to attract able persons to enter the employ of the Company, to encourage employees and consultants to remain in the employ or service of the Company, to provide motivation to employees and consultants to put forth maximum efforts toward the continued growth, profitability and success of the Company by providing incentives to such persons through the ownership and/or performance of our Common Stock and to attract able persons to become outside directors of the Company and to provide such individuals with incentive and reward opportunities. Awards to participants under the amended and restated 2009 Plan may be made in the form of stock options, stock awards (including restricted stock and restricted stock units), performance awards and cash awards (collectively, "Awards").

Shares Subject to the Amended and Restated 2009 Plan

        Under the amended and restated 2009 Plan, a maximum of 4,385,000 shares of Common Stock may be issued to participants. As of March 18, 2013 and prior to the amendment and restatement described herein, approximately 724,679 shares of Common Stock remained available under the 2009 Plan for future issuance to participants. Under the amended and restated 2009 Plan, approximately 2,509,679 shares of Common Stock remain available for future issuance to participants.

        A participant may not receive options or stock awards in any calendar year relating to more than 250,000 shares of Common Stock and may not receive cash awards in excess of $2 million in any calendar year. The maximum number of shares set forth above is subject to appropriate adjustment in the event of a recapitalization of the capital structure of the Company or reorganization of the Company. Shares of Common Stock underlying Awards that are forfeited, terminated or expire unexercised become immediately available for additional Awards under the amended and restated 2009 Plan.

        As of March 18, 2013, the last reported sale price of Common Stock on The NASDAQ Global Select Market was $18.16.

Administration and Eligibility

        The Compensation Committee will administer the amended and restated 2009 Plan. The administrator has the power to determine the terms of the options or other awards granted, including the exercise price of the options or other awards (which shall be equal to at least the 100% of the fair market value of the common stock underlying the options on the date of grant), the number of shares subject to each option or other award, the exercisability thereof and the form of consideration payable upon exercise. In addition, the administrator has the authority to grant waivers of plan terms, conditions, restrictions and limitations, and the Board may amend, suspend or terminate the amended and restated 2009 Plan, provided that no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the plan without the consent of the holder. Awards may be granted to employees, consultants and outside directors of the Company. Presently, the Company estimates that approximately 750 employees (approximately 200 of which are general and administrative, engineering, accounting and commercial personnel and the remainder are operational employees) and all of our non-employee directors would be eligible to participate in the amended and restated 2009 Plan.

Awards

        The Compensation Committee will determine the type or types of Awards made under the amended and restated 2009 Plan and will designate the individuals who are to be the recipients of Awards. Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Compensation Committee. Awards may be granted singly or in combination. Awards to participants may also be made in combination with grants or rights under the amended and restated 2009 Plan or any other employee benefit plan of the Company. All or part of an Award may be subject to conditions established by the Compensation Committee, including continuous service with the Company. The types of Awards to participants that may be made under the amended and restated 2009 Plan are as follows:

  •
  Stock Options.  Stock options are rights to purchase a specified number of shares of Common Stock at a specified price. An option granted pursuant to the amended and restated 2009 Plan may consist of either an incentive stock option that complies with the requirements of Section 422 of the Code, or a nonqualified stock option that does not comply with such requirements. Only employees may receive incentive stock options and such options must have an exercise price per share that is not less than 100% of the fair market value of the Common Stock underlying the option on the date of grant. Nonqualified stock options also must have an exercise price per share that is not less than the fair market value of the Common Stock underlying the option on the date of grant. The exercise price of an option must be paid in full at the time an option is exercised. The amended and restated 2009 Plan does not allow dividend rights or dividend equivalent rights to be granted with respect to stock options.

  •
  Stock Awards.  Stock awards are Awards of shares of Common Stock or units denominated in Common Stock, including an Award of restricted stock or restricted stock units. The Compensation

    Committee will determine the terms, conditions and limitations applicable to any stock awards. Rights to dividends or dividend equivalents may be extended to and made part of any stock award at the discretion of the Compensation Committee. Stock awards will have a vesting period established in the sole discretion of the Compensation Committee, provided that the Compensation Committee may provide for earlier vesting by reason of death, disability, retirement or otherwise.

  •
  Cash Awards.  Cash awards are Awards denominated and payable in cash. The Compensation Committee will determine the terms, conditions and limitations applicable to any cash awards.

  •
  Performance Awards.  At the discretion of the Compensation Committee, any of the above-described Awards may be made in the form of a performance award. A performance award is an Award that is subject to the attainment of one or more performance goals. Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The terms, conditions and limitations applicable to any performance award will be decided by the Compensation Committee. The amended and restated 2009 Plan does not allow performance awards to include any right to receive dividend payments or dividend equivalent payments during periods occurring prior to the vesting of such performance award.

        The amended and restated 2009 Plan permits, but does not require, the Compensation Committee to structure any performance award made to a named executive officer as qualified performance-based compensation. At the discretion of the Compensation Committee, certain awards under the amended and restated 2009 Plan will be intended to qualify as performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally limits the deductibility for federal income tax purposes of annual compensation paid to a company's executive officers to $1 million per covered executive in a taxable year. The Compensation Committee and the Board may take deductibility and nondeductibility of compensation into account but retain the discretion to authorize the payment of potentially nondeductible amounts.

        The particular performance-based objectives that may be imposed in connection with a performance award that qualifies as performance-based compensation under Code Section 162(m) are:

  •
  revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

  •
  expense measures (which include costs of goods sold, operating expenses, selling, general and administrative expenses and overhead costs);

  •
  operating measures (which include volumes, margin, operating results, other operating measures, and productivity);

  •
  cash flow measures (which include net cash flow from operating activities and working capital);

  •
  liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

  •
  leverage measures (which include debt-to-equity ratio and net debt);

  •
  market measures (which include stock price, total shareholder return and market capitalization measures);

  •
  return measures (which include return on equity, return on assets and return on invested capital);

  •
  corporate value measures (which include compliance, safety, environmental and personnel matters); and

  •
  other measures, such as those relating to acquisitions or dispositions.

        Performance Awards may include more than one performance goal, and a performance goal may be based on one or more business criteria applicable to the participant, the Company as a whole or one or more of the Company's business units.

        In the event of a "change of control", as defined in the amended and restated 2009 Plan, all Awards automatically vest and become exercisable and vesting periods with respect to restricted stock will terminate. For purposes of the amended and restated 2009 Plan, such a change of control may occur upon (among other things) the consummation of a merger or consolidation of the Company, Crosstex Energy GP, LLC or Crosstex Energy, L.P. with or into another entity or any other transaction, the result of which is that any person (other than the Company, Crosstex Energy GP, LLC or Crosstex Energy, L.P., or their respective subsidiaries) becomes a direct or indirect beneficial owner of 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent entity of such continuing or surviving entity.

Other Provisions

        Our Board may amend, modify, suspend or terminate the amended and restated 2009 Plan, except that no amendment that would impair the rights of any participant to any Award may be made without the consent of such participant, and no amendment requiring stockholder approval under any applicable legal requirements will be effective until such approval has been obtained.

        In the event of any corporate transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, the Compensation Committee shall substitute or adjust, or, if applicable, such other adjustment shall be made with respect to: (i) the number of shares of Common Stock reserved under the amended and restated 2009 Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in the amended and restated 2009 Plan, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the grant price or other price in respect of such Awards and (iv) the appropriate fair market value and other price determinations for such Awards, in order to reflect such transactions, provided that such adjustments shall only be such that are necessary to maintain the proportionate interest of the holders of Awards and preserve, without increasing, the value of such Awards.

        Repricing of options, directly or indirectly, is prohibited under the amended and restated 2009 Plan without approval of our stockholders, except in connection with corporate transactions involving the Company including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares.

Plan Benefits

        Because the granting of Awards under the amended and restated 2009 Plan is at the discretion of the Compensation Committee, it is not now possible to determine which persons (including directors, officers, consultants and employees of the Company) may be granted Awards. Also, it is not now possible to estimate the number of shares of Common Stock that may be awarded.

U.S. Federal Income Tax Consequences

        The following is a general discussion of the current federal income tax consequences of Awards under the amended and restated 2009 Plan to participants who are classified as United States residents for federal income tax purposes. This discussion is based upon the current provisions of the Code, existing final and proposed Treasury regulations promulgated under the Code, administrative rulings and judicial decisions now in effect, all of which are subject to change, possibly with retroactive effect. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. We have not sought a ruling from the Internal Revenue Service, which is referred to as the "IRS," with respect to any of the tax matters discussed below, and the IRS would not be precluded from taking positions contrary to those described herein. As a result, no assurance can be given that the IRS will agree with all of the tax characterizations and the tax consequences described below. Different or additional rules may apply to participants who are subject to income tax in a foreign jurisdiction and/or are subject to state or local income tax in the United States. Each participant should rely on his or her own tax advisers regarding federal income tax treatment under the amended and restated 2009 Plan.

Stock Options

        The grant of a nonqualified stock option will not result in taxable income to the participant and the Company will not be entitled to an income tax deduction. Upon the exercise of a nonqualified stock option, a participant will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock underlying the option on the date of exercise. The Company will be entitled to an income tax deduction equal to the amount included in the participant's ordinary income, subject to the limitations described below.

        Upon the grant or exercise of an incentive stock option, a participant will not recognize taxable income and the Company will not be entitled to an income tax deduction. However, the exercise of an incentive stock option will result in an item of income for purposes of the "alternative minimum tax" in an amount equal to the excess of the fair market value of the Common Stock underlying the incentive stock option at the time of exercise over the option price.

        The optionee will recognize taxable income in the year in which the shares of Common Stock underlying the incentive stock option are sold. Dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or disposition is made more than two years from the option grant date and more than one year from the exercise date. If the participant sells or disposes of the shares of Common Stock in a qualifying disposition, any gain recognized by the participant on such sale or disposition will be a long-term capital gain, and the Company will not be entitled to an income tax deduction.

        If either of the two holding periods described above is not satisfied, then a disqualifying disposition will occur. If the optionee makes a disqualifying disposition of the shares of Common Stock that have been acquired through the exercise of the option, the optionee will include as ordinary income and the Company will be entitled to an income tax deduction (subject to the limitations described below) for the taxable year in which the sale or disposition occurs an amount equal to the lesser of: (a) the excess of the fair market value of such shares on the option exercise date over the exercise price paid for the shares or (b) the amount realized on the sale or disposition over the exercise price paid for the shares.

Stock Awards

        Under the Code, federal income tax consequences with respect to a stock award depend on the facts and circumstances of each stock award and, in particular, the nature of the restrictions imposed with respect to the shares which are the subject of the stock award. In general, if shares which are the subject of the stock award are actually issued to a participant, but are subject to a "substantial risk of forfeiture" (for example, if rights to ownership of the shares are conditioned upon the future performance of substantial services by the participant), a taxable event generally occurs only when the risk of forfeiture lapses. At such time as the substantial risk of forfeiture lapses, the participant will realize ordinary income to the extent of the excess of the fair market value of the shares on the date the risk of forfeiture lapses over the participant's cost for such shares (if any), and the same amount is then deductible by the Company as compensation expense, subject to the limitations described below. If the restrictions with respect to the shares that are the subject of such stock award, by their nature, do not subject the key employee to a "substantial risk of forfeiture" of the shares, then the participant will realize ordinary income with respect to the shares to the extent of the excess at the time of the grant of the fair market value of the shares over the participant's cost.

        However, if a participant makes a timely election under Section 83(b) of the Code, the participant will recognize taxable ordinary income in the taxable year of the grant equal to the excess of the fair market value of the shares of Common Stock underlying the restricted stock award at the time of grant over the exercise price (if any) paid for such Common Stock. Furthermore, the participant will not recognize ordinary income on such restricted stock when it subsequently vests.

        If no shares are actually issued to the participant at the time the stock award is granted, the participant will generally realize ordinary income at the time the participant receives shares free of any substantial risk of forfeiture, and the amount of such income will be equal to the fair market value of the shares at such time over the participant's cost, if any; and the same amount is then deductible by the Company.

Cash Awards

        Cash awards result in ordinary income to the participant at the time that payment is actually or constructively received by the participant.

Withholding; Limits on Deductibility; Excise Taxes

        Withholding.    Generally, a participant's ordinary income is subject to applicable withholding taxes, to the extent the participant is an employee. In general, a federal income tax deduction is allowed to the Company in an amount equal to the ordinary income recognized by a participant with respect to awards under the amended and restated 2009 Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any withholding obligation with respect to such income. As discussed above, Section 162(m) of the Code may limit the Company's ability to deduct compensation in excess of $1 million to any named executive officer, unless the excess amounts satisfy the requirements for qualified performance-based compensation.

        Change of Control.    The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change of control may result in an "excess parachute payment" within the meaning of Section 280G of the Code. A "parachute payment" occurs when an employee receives payments contingent upon a change of control that exceed an amount equal to three times his or her "base amount." The term "base amount" generally means the average annual compensation paid to such employee during the five-year period preceding the change of control. An "excess parachute payment" is the excess of all parachute payments made to the employee on account of a change of control over the employee's base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and the Company is denied a deduction with respect to such excess.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals and (3) restrictions on changes to the time of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant's income. The Company intends to structure awards under the amended and restated 2009 Plan in a manner that is designed to be exempt from or comply with Section 409A.

Interested Persons

        Employees and consultants of the Company and its affiliates, as well as the outside directors of the Company, will be eligible to receive awards under the amended and restated 2009 Plan if it is approved. Accordingly, the members of our Board and the executive officers of the Company have an interest in the passage of Proposal Four.

Recommendation and Required Affirmative Vote

        The affirmative vote of the holders of a majority of our Common Stock entitled to vote and who do vote (in person or by proxy) at the annual meeting is required for approval of the proposal to adopt the amended and restated 2009 Plan. Our Board believes that the amended and restated 2009 Plan is in the best interests of the Company and our stockholders, and should be approved for the following reasons:

  •
  the adoption of the amended and restated 2009 Plan will aid in attracting and retaining key individuals who are important to our success and will motivate such individuals to exert maximum efforts for our success;

  •
  the amended and restated 2009 Plan provides a means whereby such key individuals may develop a sense of proprietorship and personal involvement in the development and financial success of the Company; and

  •
  the amended and restated 2009 Plan is intended to align potential increases in compensation of such key individuals to our financial results that generally drive the value of our Common Stock.

        Accordingly, our Board unanimously recommends that the stockholders vote "FOR" this proposal.

 PROPOSAL FIVE: SEXUAL ORIENTATION NON-DISCRIMINATION POLICY

        The Office of the Comptroller of New York City, One Centre Street, Room 629, New York, NY 10007-2341, as the trustee and/or custodian of the New York City Employees' Retirement System, the New York City Teachers' Retirement System, the New York City Police Pension Fund and the New York City Fire Department Pension Fund and custodian of the New York City Board of Education Retirement System has notified the Company of its intention to introduce the following proposal for consideration and action by the stockholders at the Annual Meeting. The Office of the Comptroller of New York City has provided the following recitals, resolutions and accompanying statements. The Company has not undertaken any review of the veracity or relevance of the statements or recitals, and is not responsible for any inaccuracies contained therein. Our Board recommends a vote "AGAINST" this proposal for the reasons set forth below.

        The stockholder proposal received from the Office of the Comptroller of New York City is as follows:

  Whereas:    Crosstex Energy, Inc. does not explicitly prohibit discrimination based on sexual orientation and gender identity in its written employment policy;

  Over 88% of the Fortune 500 companies have adopted written nondiscrimination policies prohibiting harassment and discrimination on the basis of sexual orientation, as have more than 98% of Fortune 100 companies, according to the Human Rights Campaign; over 30% now prohibit discrimination based on gender identity;

  We believe that corporations that prohibit discrimination on the basis of sexual orientation and gender identity have a competitive advantage in recruiting and retaining employees from the widest talent pool;

  According to a June, 2008 survey by Harris Interactive and Witeck-Combs, 65% of gay and lesbian workers in the United States reported facing some form of job discrimination related to sexual orientation; an earlier survey found that almost one out of every 10 gay or lesbian adults also reported that they had been fired or dismissed unfairly from a previous job, or pressured to quit a job because of their sexual orientation;

  Twenty states, the District of Columbia and more than 160 cities and counties, have laws prohibiting employment discrimination based on sexual orientation; 12 states and the District of Columbia have laws prohibiting employment discrimination based on sexual orientation and gender identity;

  Minneapolis, San Francisco, Seattle and Los Angeles have adopted legislation restricting business with companies that do not guarantee equal treatment for gay and lesbian employees;

  Our company has operations in, and makes sales to institutions in states and cities that prohibit discrimination on the basis of sexual orientation;

  National public opinion polls consistently find more than three quarters of the American people support equal rights in the workplace for gay men, lesbians and bisexuals; for example, in a Gallup poll conducted in May, 2007, 89% of respondents favored equal opportunity in employment for gays and lesbians;

  Resolved:    The Shareholders request that Crosstex Energy, Inc. amend its written equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation and gender identity or expression and to substantially implement the policy.

  Supporting Statement:    Employment discrimination on the basis of sexual orientation and gender identity diminishes employee morale and productivity. Because state and local laws are inconsistent with respect to employment discrimination, our company would benefit from a consistent, corporate wide policy to enhance efforts to prevent discrimination, resolve complaints internally, and ensure a respectful and supportive atmosphere for all employees. Crosstex Energy, Inc. will enhance its competitive edge by joining the growing ranks of companies guaranteeing equal opportunity for all employees.

Board of Directors' Statement in Opposition to Proposal No. 5:

        The Board is firmly committed to a policy of equal opportunity for all employees and to a work environment that values diversity. While the Company does not have any employees, it has adopted an Equal Employment Opportunity Policy that explicitly prohibits discrimination based upon race, color, retaliation, gender, national origin, age, mental or physical disability, sexual orientation, veteran status or any other characteristic protected by law. In addition, the Partnership, which does have employees, has also adopted a similar Equal Employment Opportunity Policy. We believe that the current policies of the Company and the Partnership ensure that all employees are treated fairly and with respect.

        The Company is fully dedicated to being affiliated with companies that promote a diverse workforce and that work hard to build and retain an inclusive and respectful work environment. The Board believes that the Company's and the Partnership's employment policies already appropriately address the concerns set forth in the proposal and believes that adopting the proposed policy would not benefit the Company, its stockholders or the employees of the Partnership.

        For the above reasons, our Board unanimously recommends that the stockholders vote "AGAINST" this proposal.

 STOCKHOLDER PROPOSALS AND OTHER MATTERS

Stockholder Proposals and Nominations

        Any nomination or proposal by a stockholder intended to be presented at the 2014 annual meeting of stockholders must be received by us at our principal executive offices at 2501 Cedar Springs Road, Dallas, Texas, 75201, Attention: Corporate Secretary, no later than November 28, 2013 for inclusion in our proxy materials relating to that meeting.

        In order for a stockholder to make a nomination or to bring other business before an annual meeting of stockholders, timely notice must be received in proper written form by our Corporate Secretary. To be timely, notice by a stockholder must be delivered to or mailed and received at our principal executive offices not less than 120 days prior to the one year anniversary of the date of our proxy statement issued in connection with the prior year's annual meeting, and not less than 60 days prior to the meeting. To be in proper written form, notice by a stockholder to our Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a description of the business desired to be brought before the meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class, series and number of shares of us which are beneficially owned by the stockholder and such other beneficial owner, (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual or special meeting to bring such business before such meeting.

Householding of Proxy Materials

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders who have the same address and have consented to our mailing of proxy materials and other stockholder information only to one account in such household will receive only one copy of the notice regarding Internet availability of the proxy materials or one paper copy of the proxy materials, as applicable, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure helps reduce our printing costs and postage fees.

        Stockholders who participate in householding will continue to receive separate proxy or voting instruction cards. Also, householding will not in any way affect dividend check mailings.

        If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the notice regarding Internet availability of the proxy materials or the proxy materials, as applicable, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Kathy Sitz at 214-721-9370 or send your request to Crosstex Energy, Inc., Attn: Kathy Sitz, 2501 Cedar Springs, Dallas, Texas 75201. You may also contact us at this phone number or address if you participate in householding and wish to receive a separate copy of these documents this year or in the future, and we will provide you a separate copy of these documents by first class mail or other equally prompt means.

        Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

Solicitation of Proxies

        The cost of the solicitation of proxies will be paid by us. In addition to solicitation by mail, our directors, officers and employees may also solicit proxies from stockholders by telephone, facsimile, electronic mail or in person. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Upon request, we will reimburse those brokerage houses and custodians for their reasonable expenses in so doing.

Incorporation of Certain Information by Reference

        The following items of our 2012 Annual Report are incorporated herein by reference:

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  Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations;

  •
  Item 7A—Quantitative and Qualitative Disclosures About Market Risk;

  •
  Item 8—Financial Statements and Supplementary Data; and

  •
  Item 9—Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

        We will provide you, without charge, a copy of any of the information incorporated by reference in this proxy statement (excluding exhibits) by first class mail or other equally prompt means within one business day of receiving a written request directed to us at: Crosstex Energy, Inc., Attn: Kathy Sitz, 2501 Cedar Springs, Dallas, Texas 75201 or by calling us at: 214-721-9370.

Additional Information about the Company

        You can learn more about us and our operations by visiting our website at www.crosstexenergy.com. For additional information about us, please refer to our 2012 Annual Report. Stockholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. All stockholders who do not receive the notice will receive a paper copy of the proxy materials by mail.

CROSSTEX ENERGY, INC.

Barry E. Davis President and Chief Executive Officer

 Exhibit A

CROSSTEX ENERGY, INC.
2009 LONG-TERM INCENTIVE PLAN
(As Amended and Restated on May 9, 2013)

ARTICLE I. ESTABLISHMENT AND PURPOSE

        1.1    Establishment.    The Crosstex Energy, Inc. 2009 Long-Term Incentive Plan (the "Plan"), established as of March 17, 2009, is hereby amended and restated by the Board of Directors of Crosstex Energy, Inc., a Delaware corporation, subject to stockholder approval as provided in Section 1.3.

        1.2    Purpose.    The purposes of the Plan are to attract able persons to enter the employ of the Company, to encourage Employees and Consultants to remain in the employ or service of the Company and to provide motivation to Employees and Consultants to put forth maximum efforts toward the continued growth, profitability and success of the Company, by providing incentives to such persons through the ownership and/or performance of the Common Stock of Crosstex. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become directors of the Company and to provide such individuals with incentive and reward opportunities. Toward these objectives, Awards may be granted under the Plan to Employees, Consultants and Outside Directors on the terms and subject to the conditions set forth in the Plan.

        1.3    Effectiveness.    This amended and restated Plan shall become effective as of May 9, 2013, following its adoption by the Board, provided it is duly approved by the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of Crosstex duly held in accordance with applicable law within twelve months after the date of adoption of the amended and restated Plan by the Board. If the Plan is not so approved, the amended and restated Plan shall not be effective and any Award granted under this amendment and restatement of the Plan shall be null and void.

ARTICLE II. DEFINITIONS

        2.1    Affiliate.    "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. With respect to an Incentive Stock Option, "Affiliate" means a "parent corporation" or a "subsidiary corporation" of Crosstex, as those terms are defined in Sections 424(e) and (f) of the Code.

        2.2    Award.    "Award" means an award granted to a Participant in the form of an Option, Cash Award or Stock Award. All Awards shall be granted by, confirmed by, and subject to the terms of, an Award Agreement.

        2.3    Award Agreement.    "Award Agreement" means a written agreement between Crosstex and a Participant that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award.

        2.4    Board.    "Board" means the Board of Directors of Crosstex.

        2.5    Cash Award.    "Cash Award" means an award denominated and payable in cash.

        2.6    Cause.    "Cause" means, except as otherwise provided in an Award Agreement, (i) Participant has failed to perform the duties assigned to him and such failure has continued for thirty (30) days following delivery by the Company of written notice to Participant of such failure, (ii) Participant has been convicted of a felony or misdemeanor involving moral turpitude, (iii) Participant has engaged in acts or omissions against the Company constituting dishonesty, breach of fiduciary obligation, or intentional

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wrongdoing or misfeasance, (iv) Participant has acted intentionally or in bad faith in a manner that results in a material detriment to the assets, business or prospects of the Company, or (v) Participant has breached any obligation under the Plan or Award Agreement.

        2.7    Change of Control.    "Change of Control" shall have the meaning set forth in Section 13.1.

        2.8    Code.    "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

        2.9    Committee.    "Committee" means (i) with respect to the application of this Plan to Employees, the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more non-employee directors, each of whom is both a "non-employee director" under Rule 16b-3 of the Exchange Act and an "outside director" under Section 162(m) of the Code, and (ii) with respect to the application of this Plan to an Outside Director, the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

        2.10    Common Stock.    "Common Stock" means the common stock, $.01 par value per share, of Crosstex, or any stock or other securities of Crosstex hereafter issued or issuable in substitution or exchange for the Common Stock.

        2.11    Company.    "Company" means Crosstex and its Affiliates.

        2.12    Consultant.    "Consultant" means an individual performing services for Crosstex or an Affiliate who is treated for tax purposes as an independent contractor at the time of performance of the services.

        2.13    Crosstex.    "Crosstex" means Crosstex Energy, Inc., a Delaware corporation, or any successor thereto.

        2.14    Effective Date.    "Effective Date" means the date this amended and restated Plan becomes effective as provided in Section 1.3.

        2.15    Employee.    "Employee" means an employee of the Company; provided, however, that the term Employee does not include an Outside Director or a Consultant.

        2.16    Exchange Act.    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.17    Executive Officer.    "Executive Officer" means a "covered employee" within the meaning of Section 162(m)(3) of the Code or any other executive officer designated by the Committee for purposes of exempting compensation payable under this Plan from the deduction limitations of Section 162(m) of the Code.

        2.18    Fair Market Value.    "Fair Market Value" means the closing sales price of a share of Common Stock on the applicable date (or if there is no trading in the Common Stock on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event the Common Stock is not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

        2.19    Grant Date.    "Grant Date" means the date an Award is granted by the Committee.

        2.20    Incentive Stock Option.    "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422(b) of the Code.

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        2.21    Nonqualified Stock Option.    "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.22    Option.    "Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.

        2.23    Outside Director.    "Outside Director" means a "non-employee director" of the Company, as defined in Rule 16b-3.

        2.24    Participant.    "Participant" means an Employee, Consultant or Outside Director to whom an Award has been granted under the Plan.

        2.25    Performance Award.    "Performance Award" means an award made pursuant to this Plan to a Participant, which Award is subject to the attainment of one or more Performance Goals.

        2.26    Performance Goal.    "Performance Goal" means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

        2.27    Person.    "Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

        2.28    Plan.    "Plan" means this Crosstex Energy, Inc. 2009 Long-Term Incentive Plan, as amended from time to time.

        2.29    Restricted Stock.    "Restricted Stock" means shares of Common Stock granted to a Participant pursuant to Article VIII, which are subject to such restrictions as may be determined by the Committee. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

        2.30    Restricted Stock Unit.    "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article IX that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery, as the Committee shall determine, of cash, Common Stock, or any combination thereof, and that has such restrictions as may be determined by the Committee.

        2.31    Restriction Period.    "Restriction Period" means the period of time established by the Committee at the time of a grant of Restricted Stock during which an Award of Restricted Stock or Restricted Stock Units shall be fully or partially forfeitable.

        2.32    Rule 16b-3.    "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

        2.33    Stock Award.    "Stock Award" means an Award of shares of Common Stock or units denominated in Common Stock, including an Award of Restricted Stock or Restricted Stock Units.

ARTICLE III. PLAN ADMINISTRATION

        3.1    Plan Administrator.    The Plan shall be administered by the Committee. The Committee may, subject to applicable law, delegate some or all of its power to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, that (i) in no event shall the Committee delegate its power with regard to the grant of an Award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an Award to such employee would be outstanding, and (ii) in no event shall the Committee delegate its power with regard to the selection for participation in the Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

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        3.2    Authority of Administrator.    The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, but subject to the limitation that none of the enumerated powers of the Committee shall be deemed to include any action that would cause a tax to be imposed on a Participant pursuant to Section 409A of the Code, the Committee shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) determine eligibility for participation in the Plan; (iii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (iv) construe any ambiguous provision of the Plan or any Award Agreement; (v) prescribe the form of the Award Agreements embodying Awards granted under the Plan; (vi) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vii) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (viii) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (ix) determine whether Awards should be granted singly or in combination; (x) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (xi) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xii) grant Awards in replacement of Awards previously granted under the Plan or any other employee benefit plan of the Company; and (xiii) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan. Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving the Company as provided in Section 4.2 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or cancel, exchange, substitute, buyout or surrender outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

        3.3    Discretionary Authority.    The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including Participants and their respective estates, beneficiaries and legal representatives.

        3.4    Liability; Indemnification.    No member of the Committee nor any person to whom authority has been delegated, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by Crosstex with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law.

ARTICLE IV. SHARES SUBJECT TO THE PLAN

        4.1    Available Shares.    The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall not exceed a total of 4,385,000 shares, subject to adjustment as provided in Sections 4.2 and 4.3; provided, however, the maximum number of shares of Common Stock for which Options or Stock Awards may be granted under the Plan to any one Participant during a calendar year is 250,000. All shares of Common Stock that remain available for issuance hereunder may be issued as Incentive Stock Options. No Participant may be granted Cash Awards resulting in the payment of more than $2 million in any calendar year. Shares of Common Stock issued pursuant to the Plan may be shares of original issuance or treasury shares or a combination of the foregoing, as the Committee, in its absolute discretion, shall from time to time determine.

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        4.2    Adjustments for Recapitalizations and Reorganizations.

          (a)   The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, Crosstex shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock in the form of Crosstex Common Stock without receipt of consideration by Crosstex, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the exercise price per share shall be proportionately increased.

          (b)   If Crosstex recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Participant shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

          (c)   In the event of changes in the outstanding Common Stock by reason of a reorganization, merger, consolidation, combination, separation (including a spin-off or other distribution of stock or property), exchange, or other relevant change in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 4.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Committee in its absolute discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock.

          (d)   In the event of any changes in the outstanding Common Stock provided for in this Section 4.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Committee, whose determination shall be conclusive. Any adjustment provided for in this Section 4.2 shall be subject to any required stockholder action.

        4.3    Adjustments for Awards.    The Committee shall have full discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

          (a)    Stock-Based Awards.    The grant of Options and Stock Awards shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such Award.

          (b)    Termination.    If any Award referred to in paragraph (a) above is canceled or forfeited, or terminates, expires or lapses for any reason, the shares then subject to such Award shall again be available for grant of Awards under the Plan.

          (c)    Payment of Exercise Price and Withholding Taxes.    If previously acquired shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall not be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of

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  Awards under the Plan shall not be increased by the number of shares delivered or withheld as payment of such withholding taxes.

          (d)    Fractional Shares.    If any such adjustment would result in a fractional security being (i) available under the Plan, such fractional security shall be disregarded or (ii) subject to an Award, Crosstex shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y) the excess, if any, of the Fair Market Value on the vesting, exercise or settlement date over the exercise price, if any, of such Award.

ARTICLE V. ELIGIBILITY

        All Employees, Consultants and Outside Directors are eligible to participate in the Plan. The Committee shall recommend, from time to time, Participants from those Employees, Consultants and Outside Directors who, in the opinion of the Committee, can further the Plan purposes. Once a Participant is recommended for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and/or limitations applicable to the Award, in addition to those set forth in the Plan and the administrative rules and regulations, if any, established by the Committee.

ARTICLE VI. FORM OF AWARDS

        Awards may, at the Committee's sole discretion, be granted under the Plan in the form of Options, Stock Awards, Restricted Stock, Performance Awards or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its absolute discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform, and Awards under more than one Article of the Plan may be combined into a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

ARTICLE VII. OPTIONS

        7.1    General.    Awards may be granted to Employees, Consultants and Outside Directors in the form of Options. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees.

        7.2    Terms and Conditions of Options.    An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of a Nonqualified Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that, no Options shall be exercisable later than ten years from the Grant Date. Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its absolute discretion. In no event shall an Award of Options include any right to receive dividends or dividend equivalent payments in connection with the Common Stock that is subject to such Options or with respect to periods occurring prior to the exercise of such Options.

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        7.3    Restrictions Relating to Incentive Stock Options.    Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code. Accordingly, no Incentive Stock Options shall be granted later than ten years from the date of adoption of the Plan by the Board. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of Crosstex and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of Crosstex or an Affiliate, within the meaning of Section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.

        7.4    Additional Terms and Conditions.    The Committee may subject any Award of an Option to such other terms, conditions, restrictions and/or limitations as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

        7.5    Exercise of Options.    Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to Crosstex, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

        Upon exercise of an Option, the exercise price of the Option shall be payable to Crosstex in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the absolute discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired nonforfeitable shares of Common Stock that have been owned by the Participant or by reducing the number of shares issuable upon exercise of the Option, in either case having an aggregate Fair Market Value at the time of exercise equal to the total exercise price (including an actual or deemed multiple series of exchanges of such shares), or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above.

        From and after such time as Crosstex registers the Common Stock under Section 12 of the Exchange Act, payment of the exercise price of an Option may also be made, in the absolute discretion of the Committee, by delivery to Crosstex or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to Crosstex to pay the exercise price and any required withholding taxes.

        As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, Crosstex shall deliver to the Participant, in the Participant's name, a stock certificate or certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option.

        7.6    Termination of Employment or Service.    Each Award Agreement embodying the Award of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or service with the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service.

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In the event a Participant's Award Agreement embodying the award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award:

          (a)    Death, Disability or Retirement.    If the employment or service of a Participant shall terminate by reason of death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or retirement with the approval of the Committee on or after the Participant's attainment of age 60, each outstanding Option held by the Participant shall become vested and may be exercised until the earlier of (i) the expiration of one year (three months in the case of an Incentive Stock Option held by a retired Participant) from the date of such termination of employment or service, or (ii) the expiration of the term of such Option.

          (b)    Other Termination.    If the employment or service of a Participant shall terminate for any reason other than a reason set forth in paragraph (a) above or paragraph (c) below, whether on a voluntary or involuntary basis, each outstanding Option held by the Participant may be exercised, to the extent then vested, until the earlier of (i) the expiration of three months from the date of such termination of employment or service, or (ii) the expiration of the term of such Option.

          (c)    Termination for Cause.    Notwithstanding paragraphs (a) and (b) above, if the employment or service of a Participant is terminated for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Option.

ARTICLE VIII. RESTRICTED STOCK

        8.1    General.    Awards may be granted to Employees, Consultants and Outside Directors in the form of Restricted Stock. Restricted Stock shall be awarded in such numbers and at such times as the Committee shall determine.

        8.2    Restriction Period.    At the time an Award of Restricted Stock is granted, the Committee shall establish the Restriction Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Award of Restricted Stock shall not be changed except as permitted by Article IV or Section 8.3 of this Article.

        8.3    Other Terms and Conditions.    Restricted Stock awarded to a Participant under the Plan shall be represented by a stock certificate registered in the name of the Participant or, at the option of Crosstex, in the name of a nominee of Crosstex. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restriction Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) the Participant shall not be entitled to possession of the stock certificate representing the Restricted Stock until the Restriction Period shall have expired, (ii) Crosstex shall retain custody of the Restricted Stock during the Restriction Period, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock shall cause a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its absolute discretion, prescribe additional terms, conditions, restrictions and/or limitations applicable to the Restricted Stock, including, but not limited to, rules pertaining to the termination of employment or service by reason of death, permanent and total disability, retirement or otherwise, of a Participant prior to expiration of the Restriction Period.

        8.4    Payment for Restricted Stock.    A Participant shall not be required to make any payment for Restricted Stock awarded to the Participant, except to the extent otherwise required by the Committee or by applicable law.

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        8.5    Miscellaneous.    Nothing in this Article shall prohibit the exchange of shares of Restricted Stock issued under the Plan pursuant to a plan of reorganization for stock or securities of Crosstex or another corporation that is a party to the reorganization, but the stock or securities so received for shares of Restricted Stock shall, except as provided in Article IV or XII, become subject to the restrictions applicable to the Award of such Restricted Stock. Any shares of stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to the Award of such Restricted Stock.

ARTICLE IX. RESTRICTED STOCK UNITS

        9.1    General.    Awards may be granted to Employees, Consultants and Outside Directors in the form of Restricted Stock Units. Restricted Stock Units shall be awarded in such numbers and at such times as the Committee shall determine.

        9.2    Restriction Period.    At the time an Award of Restricted Stock Units is granted, the Committee shall establish the Restriction Period applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Award of Restricted Stock Units shall not be changed except as permitted by Article IV or Section 9.3 of this Article.

        9.3    Other Terms and Conditions.    At the time of an Award of Restricted Stock Units, the Committee may, in its absolute discretion, prescribe additional terms, conditions, restrictions and/or limitations applicable to the Restricted Stock Units, including, but not limited to, rules pertaining to (a) the right to receive dividend equivalents with respect to such Restricted Stock Units during the Restriction Period, and (b) the termination of employment or service by reason of death, permanent and total disability, retirement or otherwise, of a Participant prior to expiration of the Restriction Period. A Participant receiving an Award of Restricted Stock Units shall not possess voting rights with respect to such Award.

ARTICLE X. STOCK AWARDS

        10.1    General; Terms and Conditions.    An Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee. Any Stock Award that is not an Award of Restricted Stock Units shall be subject to the specific provisions for Restricted Stock set forth in Article VIII.

ARTICLE XI. CASH AWARDS

        11.1    General; Terms and Conditions.    An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

ARTICLE XII. PERFORMANCE AWARDS

        12.1    General.    Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below. In no event shall a Performance Award include any right to receive dividend payments or dividend equivalent payments during periods occurring prior to the vesting of such Performance Award. Any Stock Award which is a Performance Award shall have a minimum Restriction Period of one year from the date of grant, provided that the Committee may provide for earlier vesting following a Change of Control or other specified events involving the Company, or upon a termination of employment or service by reason of disability, retirement, (in the case of a Stock Award that is not intended to be qualified performance-based compensation under Section 162(m) of the Code), death or termination of service subject to the limitations specified below. The

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Committee shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

        12.2    Nonqualified Performance Awards.    Performance Awards granted to Employees, Consultants or Outside Directors that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

        12.3    Qualified Performance Awards.    Performance Awards granted to Executive Officers under this Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established and administered by the Committee in accordance with Section 162(m) of the Code prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met.

          (a)   Such a Performance Goal may be based on one or more business criteria that apply to an Executive Officer, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following and need not be the same for each Executive Officer:

    •
    revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

    •
    expense measures (which include costs of goods sold, selling, general and administrative expenses and overhead costs);

    •
    operating measures (which include volumes, margin, operating results, other operating measures and productivity);

    •
    cash flow measures (which include net cash flow from operating activities and working capital);

    •
    liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

    •
    leverage measures (which include debt-to-equity ratio and net debt);

    •
    market measures (which include market share, stock price, total shareholder return and market capitalization measures);

    •
    return measures (which include return on equity, return on assets and return on invested capital);

    •
    corporate value measures (which include compliance, safety, environmental and personnel matters); and

    •
    other measures such as those relating to acquisitions, dispositions or customer satisfaction.

          (b)   Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group determined by the Committee or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and qualified Performance Awards, it is the intent of this Plan to conform with Section 162(m) of the Code, including, without limitation, Treasury

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  Regulation §1.162-27(e)(2)(i), as to grants to Executive Officers and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any qualified Performance Awards made pursuant to this Plan shall be determined by the Committee to the extent permitted by Section 162(m) of the Code.

          (c)   The Committee shall adjust the Performance Goals (either up or down) and the level of the Performance Award that a Participant may earn under this Plan, to the extent permitted pursuant to Section 162(m) of the Code, if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company's ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes. In addition, Performance Goals and Performance Awards shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established. Further, in the event a period of service to which a Performance Goal relates is less than twelve months, the Committee shall have the right, in its sole discretion, to adjust the Performance Goals and the level of Performance Award opportunity.

ARTICLE XIII. CHANGE OF CONTROL

        13.1    Definition of Change of Control.    A "Change of Control" means: (a) the consummation of a merger or consolidation of Crosstex, Crosstex Energy GP, LLC or Crosstex Energy, L.P. with or into another entity or any other transaction, the result of which is that any Person (other than Crosstex, Crosstex Energy GP, LLC or Crosstex Energy, L.P. (or their subsidiaries)) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent entity of such continuing or surviving entity; (b) the sale, transfer or other disposition of all or substantially all of the Company's assets; or (c) a change in the composition of the Board as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of Crosstex on the date 12 months prior to the date of the event that may constitute a Change of Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved.

        13.2    Effect on Outstanding Awards.    Immediately prior to a Change of Control, all Awards shall automatically vest and become payable or exercisable, as the case may be, in full. In this regard, all Restriction Periods shall terminate. The phrase "Immediately prior to a Change of Control" shall be understood to mean sufficiently in advance of a Change of Control to permit Participants to take all steps reasonably necessary to exercise an Award, if applicable, and to deal with the Common Stock underlying all Awards so that all Awards and Common Stock issuable with respect thereto may be treated in the same manner as the shares of stock of other stockholders in connection with the Change of Control. Notwithstanding the foregoing, payment of any Award subject to Section 409A of the Code shall not be accelerated upon a Change of Control unless such Change of Control qualifies as a "change in control event" within the meaning of Treas. Reg. Section 1.409A-3(i)(5).

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 ARTICLE XIV. AMENDMENT AND TERMINATION

        14.1    Plan Amendment and Termination.    The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the stockholders of Crosstex (i) if such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan, or (ii) if counsel for Crosstex determines that such approval is otherwise required by or necessary to comply with applicable law. The Plan, as amended and restated, shall terminate upon the earlier of (i) the termination of the Plan by the Board, or (ii) the expiration of ten years from the Effective Date; provided that, with respect to clause (ii) of this sentence, the approval described in Section 1.3 of the Plan is obtained, it being understood that if such approval is not obtained, this amended and restated Plan shall not be effective. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the permitted transferee) holding such Award.

        14.2    Award Amendment.    The Board may amend the terms of any outstanding Award granted pursuant to this Plan, but no such amendment shall adversely affect in any material way the Participant's (or a permitted transferee's) rights under an outstanding Award without the consent of the Participant (or the permitted transferee) holding such Award; provided, however, that no amendment shall be made that would cause the exercise price of an Option to be less than the Fair Market Value of the Common Stock subject to the Option on the Grant Date.

ARTICLE XV. MISCELLANEOUS

        15.1    Award Agreements.    After the Committee grants an Award under the Plan to a Participant, Crosstex and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and/or limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

        15.2    Listing Conditions.

          (a)   As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Crosstex shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

          (b)   If at any time counsel to Crosstex or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on Crosstex or its Affiliates under the statutes, rules or regulations of any applicable jurisdiction, Crosstex or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on Crosstex or its Affiliates.

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          (c)   Upon termination of any period of suspension under this Section 15.2, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

        15.3    Additional Conditions.    Notwithstanding anything in the Plan to the contrary: (i) Crosstex may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to Crosstex a written representation of present intention to acquire the Award or such shares of Common Stock for his or her own account for investment and not for distribution; (ii) the certificate for shares of Common Stock issued to a Participant may include any legend which the Committee deems appropriate to reflect any restrictions on transfer, and (iii) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        15.4    Nonassignability.    No Award granted under the Plan may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Further, no such Award shall be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative. Notwithstanding the foregoing, to the extent specifically provided by the Committee, an Award, including an Option, may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.

        15.5    Withholding Taxes.    The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards under the Plan. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having a Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

        15.6    No Fractional Shares.    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, and except as otherwise provided herein, no payment or other adjustment shall be made in respect of any such fractional share.

        15.7    Notices.    All notices required or permitted to be given or made under the Plan or any Award Agreement shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile

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transmission, answer back requested, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. Crosstex or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his or her address as set forth in the records of the Company or (ii) to Crosstex at the principal executive offices of Crosstex clearly marked "Attention: LTIP Administrator."

        15.8    Binding Effect.    The obligations of Crosstex under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of Crosstex, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of Crosstex. The terms and conditions of the Plan shall be binding upon each Participant and his or her heirs, legatees, distributees and legal representatives.

        15.9    Severability.    If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

        15.10    No Restriction of Corporate Action.    Nothing contained in the Plan shall be construed to prevent Crosstex or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by Crosstex or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against Crosstex or any Affiliate as a result of such action.

        15.11    Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Delaware except as superseded by applicable federal law.

        15.12    No Right, Title or Interest in Company Assets.    No Participant shall have any rights as a stockholder of Crosstex as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

        15.13    Risk of Participation.    Nothing contained in the Plan shall be construed either as a guarantee by Crosstex or its Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by Crosstex or its Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

        15.14    Section 409A of the Code.    All Awards under this Plan are intended either to be exempt from, or to comply with the requirements of Section 409A of the Code, and this Plan and all Awards shall be interpreted and operated in a manner consistent with that intention. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an applicable tax under Section 409A of the Code, that Plan provision or Award shall be reformed to avoid

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imposition of the applicable tax and no such action shall be deemed to adversely affect the Participant's rights to an Award.

        15.15    No Guarantee of Tax Consequences.    No person connected with the Plan in any capacity, including, but not limited to, Crosstex and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

        15.16    Continued Employment or Service.    Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant's employment or service at any time, with or without cause.

        15.17    Miscellaneous.    Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

15

ANNUAL MEETING OF STOCKHOLDERS OF CROSSTEX ENERGY, INC. May 9, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://investor.crosstexenergyinc.com/phoenix.zhtml?c=148525&p=proxy Please complete, sign, date and mail your proxy card in the postage-paid envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW. O Bryan H. Lawrence O Cecil E. Martin, Jr. O James C. Crain THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS 2. Proposal to ratify the appointment of KPMG LLP as Crosstex Energy, Inc.’s independent public accounting firm for the fiscal year ended December 31, 2013. 3. Proposal to approve an advisory resolution regarding the compensation paid to Crosstex Energy, Inc.'s named executive officers, as disclosed in the proxy statement. 4. Proposal to approve the amended and restated Crosstex Energy, Inc. 2009 Long-Term Incentive Plan (including an increase in the number of shares of common stock available for issuance thereunder). THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “AGAINST” THE FOLLOWING PROPOSAL 5. Stockholder proposal to amend the employment policy of Crosstex Energy, Inc. to explicitly prohibit discrimination based on sexual orientation and gender identity or expression. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold, as shown here: NOMINEES: PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. Please detach along perforated line and mail in the envelope provided. 20303030030003000000 7 050913 FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

1 14475 COMMENTS: PROXY CROSSTEX ENERGY, INC. 2501 CEDAR SPRINGS RD. DALLAS, TEXAS 75201 Proxy Solicited on Behalf of the Board of Directors The undersigned, revoking any proxy heretofore given for the meeting of the stockholders described on the reverse side of this card, hereby appoints Barry E. Davis and Joe A. Davis, and each of them, proxies, with full powers of substitution, to represent the undersigned at the annual meeting of stockholders of Crosstex Energy, Inc. to be held on May 9, 2013, and at any adjournment or postponement thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows: The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE BOARD OF DIRECTORS NOMINEES LISTED ON THE REVERSE SIDE, "FOR" APPROVAL OF ITEMS 2, 3, AND 4 AND "AGAINST" APPROVAL OF ITEM 5. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid annual meeting of stockholders. (Continued and to be signed and dated on the reverse side.)

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GENERAL
VOTING SECURITIES
PROPOSAL ONE: ELECTION OF DIRECTORS
NOMINEES FOR DIRECTORS
ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
CROSSTEX ENERGY, INC.—GRANTS OF PLAN-BASED AWARDS
CROSSTEX ENERGY GP, LLC—GRANTS OF PLAN-BASED AWARDS
CROSSTEX ENERGY, INC.—OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
CROSSTEX ENERGY GP, LLC—OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
UNITS AND SHARES VESTED
DIRECTOR COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES PAID TO INDEPENDENT PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL FOUR: APPROVAL OF THE AMENDED AND RESTATED CROSSTEX ENERGY, INC. 2009 LONG-TERM INCENTIVE PLAN
PROPOSAL FIVE: SEXUAL ORIENTATION NON-DISCRIMINATION POLICY
STOCKHOLDER PROPOSALS AND OTHER MATTERS
Exhibit A CROSSTEX ENERGY, INC. 2009 LONG-TERM INCENTIVE PLAN (As Amended and Restated on May 9, 2013)
ARTICLE I. ESTABLISHMENT AND PURPOSE
ARTICLE II. DEFINITIONS
ARTICLE III. PLAN ADMINISTRATION
ARTICLE IV. SHARES SUBJECT TO THE PLAN
ARTICLE V. ELIGIBILITY
ARTICLE VI. FORM OF AWARDS
ARTICLE VII. OPTIONS
ARTICLE VIII. RESTRICTED STOCK
ARTICLE IX. RESTRICTED STOCK UNITS
ARTICLE X. STOCK AWARDS
ARTICLE XI. CASH AWARDS
ARTICLE XII. PERFORMANCE AWARDS
ARTICLE XIII. CHANGE OF CONTROL
ARTICLE XIV. AMENDMENT AND TERMINATION
ARTICLE XV. MISCELLANEOUS